UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-05642

American Income Fund, Inc.

(Exact name of registrant as specified in charter)

800 Nicollet Mall, Minneapolis, MN	55402
(Address of principal executive offices)	(Zip code)

Charles D. Gariboldi, Jr., 800 Nicollet Mall, Minneapolis, MN 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code:   800-677-3863

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Report to Shareholders

ANNUAL REPORT

August 31, 2010

MRF

American Income
Fund

American Income Fund

FUND OBJECTIVE

American Income Fund, Inc. (the "fund") is a closed-end investment fund that invests primarily in fixed-income securities, including, but not limited to, mortgage-backed securities, asset-backed securities, and high yield and investment grade corporate bonds. The fund is listed on the New York Stock Exchange with common shares traded under the symbol MRF. The fund's investment objective is to achieve high monthly income consistent with prudent risk to capital. Its dividend objective is to distribute monthly income in excess of that attainable from investments in U.S. Treasury securities having the same maturity as the expected average life of the fund's investments.

TABLE OF CONTENTS

1	Explanation of Financial Statements

2	Fund Overview

5	Schedule of Investments

14	Statement of Assets and Liabilities

15	Statement of Operations

16	Statements of Changes in Net Assets

17	Statement of Cash Flows

18	Financial Highlights

19	Notes to Financial Statements

30	Report of Independent Registered Public Accounting Firm

31	Notice to Shareholders

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

EXPLANATION OF FINANCIAL STATEMENTS

As a shareholder in the fund, you receive shareholder reports semiannually. We strive to present this financial information in an easy-to-understand format; however, for many investors, the information contained in this shareholder report may seem very technical. So, we would like to take this opportunity to explain several sections of the shareholder report.

The Schedule of Investments details all of the securities held in the fund and their related dollar values on the last day of the reporting period. Securities are usually presented by type (bonds, common stock, etc.) and by industry classification (healthcare, education, etc.). This information is useful for analyzing how your fund's assets are invested and seeing where your portfolio manager believes the best opportunities exist to meet your objectives. Holdings are subject to change without notice and do not constitute a recommendation of any individual security. The Notes to Financial Statements provide additional details on how the securities are valued.

The Statement of Assets and Liabilities lists the assets and liabilities of the fund on the last day of the reporting period and presents the fund's net asset value ("NAV") and market price per share. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. The market price is the closing price on the exchange on which the fund's shares trade. This price, which may be higher or lower than the fund's NAV, is the price an investor pays or receives when shares of the fund are purchased or sold. The investments, as presented in the Schedule of Investments, comprise substantially all of the fund's assets. Other assets include cash and receivables for items such as income earned by the fund but not yet received. Liabilities include payables for items such as fund expenses incurred but not yet paid.

The Statement of Operations details the dividends and interest income earned from investments as well as the expenses incurred by the fund during the reporting period. Fund expenses may be reduced through fee waivers or reimbursements. This statement reflects total expenses before any waivers or reimbursements, the amount of waivers and reimbursements (if any), and the net expenses. This statement also shows the net realized and unrealized gains and losses from investments owned during the period. The Notes to Financial Statements provide additional details on investment income and expenses of the fund.

The Statement of Changes in Net Assets describes how the fund's net assets were affected by its operating results and distributions to shareholders during the reporting period. This statement is important to investors because it shows exactly what caused the fund's net asset size to change during the period.

The Statement of Cash Flows is required when a fund has a substantial amount of illiquid investments, a substantial amount of the fund's securities are internally fair valued, or the fund carries some amount of debt. When presented, this statement explains the change in cash during the reporting period. It reconciles net cash provided by and used for operating activities to the net increase or decrease in net assets from operations and classifies cash receipts and payments as resulting from operating, investing, and financing activities.

The Financial Highlights provide a per-share breakdown of the components that affected the fund's NAV for the current and past reporting periods. It also shows total return, net investment income ratios, expense ratios, and portfolio turnover rates. The net investment income ratios summarize the income earned less expenses, divided by the average net assets. The expense ratios represent the percentage of average net assets that were used to cover operating expenses during the period. The portfolio turnover rate represents the percentage of the fund's holdings that have changed over the course of the period, and gives an idea of how long the fund holds onto a particular security. A 100% turnover rate implies that an amount equal to the value of the entire portfolio is turned over in a year through the purchase or sale of securities.

The Notes to Financial Statements disclose the organizational background of the fund, its significant accounting policies, federal tax information, fees and compensation paid to affiliates, and significant risks and contingencies.

We hope this guide to your shareholder report will help you get the most out of this important resource.

American Income Fund | 2010 Annual Report

Fund Overview

Average Annual Total Returns

Based on net asset value ("NAV") for the period ended August 31, 2010

*The blended benchmark for American Income Fund is calculated based on the performance of the 25% Barclays Capital High-Yield Index and 75% Barclays Capital Government/Mortgage Index. Index performance is for illustrative purposes only and does not reflect any fees or expenses. The indices are unmanaged and are not available for direct investment.

The average annual total returns for American Income Fund are based on the change in its NAV and assume reinvestment of distributions at NAV. NAV-based performance is used to measure investment management results.

•  Average annual total returns based on the change in market price for one-year, five-year, and ten-year periods ended August 31, 2010, were 32.84%, 9.44%, and 8.71%, respectively.

•  Market price returns assume that all distributions have been reinvested at actual prices pursuant to the fund's dividend reinvestment plan. Market price returns reflect any broker commissions or sales charges on dividends reinvested at market price.

•  Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

•  Please remember, you could lose money with this investment. Neither safety of principal nor stability of income is guaranteed. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to NAV. Therefore, you may be unable to realize the full NAV of your shares when you sell.

American Income Fund | 2010 Annual Report

Fund Management

Chris Neuharth, CFA

is responsible for the overall management of the fund. He has 29 years of financial experience.

John Fruit, CFA

is responsible for the management of the high-yield portion of the fund. He has 22 years of financial experience.

Jason O'Brien, CFA

is responsible for the management of the mortgage portion of the fund as of October 2010. He has 17 years of financial experience.

For the fiscal year ended August 31, 2010, the fund had a total return of 22.59% based on its NAV. The fund's blended benchmark, the Barclays Capital Government/Mortgage Index (75%) and the Barclays Capital High Yield Index (25%), had a return of 10.92% during the period.

Economic Recovery and Investor Risk Appetite

Though threatened by sovereign debt risk flare ups and domestic regulatory uncertainty, the U.S. economy continued to expand over the reporting period. With policy centered on avoiding a renewed slowdown in growth and likely to remain accommodative for an extended period of time, financial markets and risk premiums continued to normalize. As market liquidity improved, non-government sectors of the bond market benefitted from this reduced uncertainty, and investors pared their cash positions, moving money into the corporate and securitized segments of the market. These sectors have performed very well over the reporting period, posting very solid double-digit returns, which are significantly higher than those generated by government backed bonds or domestic equities. Programs such as the Term Asset-Backed Securities Loan Facility (TALF) and Public-Private Investment Program (PPIP) were quite successful as they created demand for stressed mortgage related assets, which allowed for the transfer of risk in these sectors from a variety of sellers into the hands of stable, long term investors. Corporate credit fundamentals improved markedly, supported by a rebound in earnings, reduced leverage, and improved capital market access.

Strong Fund Performance

Fund performance was buoyed by our positions in the non-agency securitized sectors and the high yield corporate sector, which were the strongest performing domestic fixed income assets. We maintained our overweight to the high yield sector, which proved productive as the broad market returned over 20% for the reporting period. We also added significantly to our exposure in commercial mortgage backed securities in late 2009 and opportunistically re-invested in non-agency residential mortgage securities; both of these market sectors returned in excess of 25% during the reporting period and were accretive to overall fund returns. The high levels of income offered by these securities allowed the fund to hold the monthly dividend at a steady level, despite the drop in rates and the contraction in fixed income risk premiums.

Ongoing Opportunities in Mortgage-Related Securities and High Yield Corporates

We expect non-government fixed income sectors to continue to perform well over the foreseeable future. Commercial and non-agency mortgage securities should benefit from continued thawing in primary lending markets, stable loan performance metrics, and a very favorable supply/demand equation as the new issue markets remain subdued. Demand will be strong through at least year-end 2010 as PPIP investors finish their purchase programs. Likewise, high-yield bonds should continue to benefit from investors' search for yield as well as improving corporate credit fundamentals. Adding to the strength are the effects of abundant financial system liquidity and high investor demand as demonstrated by strong inflows into the high-yield market. We have a positive view on the high yield market as spreads relative to treasuries are still wider than historical averages while default rates, in our view, should stay low for the foreseeable future. Accordingly, we expect

American Income Fund | 2010 Annual Report

Fund Overview

the portfolio to remain fully allocated to the non-government securitized and high yields sectors heading into 2011.

Portfolio Allocation1

As a percentage of total investments on August 31, 2010

U.S. Government Agency Mortgage-Backed Securities	33%
High Yield Corporate Bonds	23
Asset-Backed Securities	21
CMO – Private Mortgage-Backed Securities	17
Investment-Grade Corporate Bonds	3
Municipal Bonds	1
Preferred Stocks	1
Short-Term Investments	1
100%

CMO: Collateralized Mortgage Obligation

1Portfolio allocations are subject to change and are not recommendations to buy or sell any security. Allocations reflect the fund's exposure to each sector through direct investments in cash market securities and do not reflect the impact on sector allocation of holding derivative instruments, such as credit default swap agreements. See the fund's Schedule of Investments for derivatives held at August 31, 2010.

Thank you for your continued confidence in the fund.

Sincerely,

Chris Neuharth
Managing Director, Securitized Debt
FAF Advisors, Inc.

John Fruit
Managing Director, High Yield
FAF Advisors, Inc.

American Income Fund | 2010 Annual Report

Schedule of Investments | August 31, 2010

American Income Fund (MRF)

DESCRIPTION	PAR	FAIR VALUE (A)
(Percentages of each investment category relate to total net assets)
High Yield Corporate Bonds — 33.0%
Banking — 0.3%
Ally Financial, 7.50%, 9/15/20 (B)	$250,000	$247,500
Basic Industry — 5.4%
AK Steel, 7.63%, 5/15/20	250,000	251,875
Berry Plastics, 10.25%, 3/1/16	150,000	134,625
Boise Paper Holdings LLC, 9.00%, 11/1/17	150,000	157,875
Cascades, 7.75%, 12/15/17	250,000	257,500
Domtar, 7.13%, 8/15/15	57,000	60,705
Evraz Group SA, 8.25%, 11/10/15 (B)	150,000	155,813
FMG Finance Property, 10.00%, 9/1/13 (B)	250,000	275,312
Georgia Gulf, 9.00%, 1/15/17 (B)	200,000	207,250
Hexion, 9.75%, 11/15/14	250,000	245,625
Huntsman International LLC, 7.88%, 11/15/14	240,000	241,800
Intertape Polymer US, 8.50%, 8/1/14	150,000	126,750
INVISTA, 9.25%, 5/1/12 (B)	97,000	98,091
Lyondell Chemical, 11.00%, 5/1/18	425,000	461,656
Momentive Performance Materials, 9.75%, 12/1/14	150,000	146,438
Nova Chemicals, 8.38%, 11/1/16	250,000	255,625
Olin, 8.88%, 8/15/19	400,000	434,000
Solutia, 7.88%, 3/15/20	250,000	261,250
Steel Dynamics, 6.75%, 4/1/15	184,000	188,140
Vedanta Resources, 9.50%, 7/18/18 (B)	100,000	105,000
Verso Paper Holdings LLC, 9.13%, 8/1/14	250,000	240,625
		4,305,955
Capital Goods — 1.8%
Bombardier, 7.50%, 3/15/18 (B)	200,000	213,000
Hawker Beechcraft Acquisition, 9.75%, 4/1/17	150,000	85,500
Manitowoc, 9.50%, 2/15/18	250,000	256,875
Masco, 5.88%, 7/15/12	110,000	114,237
Spirit Aerosystems, 7.50%, 10/1/17	200,000	205,500
Terex, 7.38%, 1/15/14	250,000	252,500
TransDigm, 7.75%, 7/15/14	250,000	257,500
		1,385,112
Communications — 4.4%
Clear Channel Communications, 6.88%, 6/15/18	100,000	49,000
Clear Channel Worldwide Holdings, Series B, 9.25%, 12/15/17	200,000	209,750
Clearwire Communications LLC, 12.00%, 12/1/15 (B)	250,000	250,625
Frontier Communications,
8.50%, 4/15/20	250,000	265,312
9.00%, 8/15/31	330,000	335,775
Inmarsat Finance, 7.38%, 12/1/17 (B)	250,000	256,250
Level 3 Financing, 4.34%, 2/15/15 (C)	150,000	112,125
McClatchy, 11.50%, 2/15/17 (B)	150,000	154,875
Media General, 11.75%, 2/15/17	150,000	159,563
Nextel Communications, Series F, 5.95%, 3/15/14	250,000	241,563
NII Capital, 8.88%, 12/15/19	500,000	540,000
Sirius XM Radio, 8.75%, 4/1/15 (B)	200,000	206,000
Sprint Nextel, 8.38%, 8/15/17	325,000	335,562
UPC Holding BV, 9.88%, 4/15/18 (B)	200,000	208,250
Wind Acquisition Finance SA, 11.75%, 7/15/17 (B)	150,000	165,000
		3,489,650

The accompanying notes are an integral part of the financial statements.

American Income Fund | 2010 Annual Report

Schedule of Investments | August 31, 2010

American Income Fund (MRF)

DESCRIPTION	PAR	FAIR VALUE (A)

Consumer Cyclical — 6.7%
Avis Budget Car Rental LLC, 7.63%, 5/15/14	$250,000	$249,375
Beazer Homes USA, 9.13%, 6/15/18	250,000	221,250
Carrols, 9.00%, 1/15/13	250,000	251,250
Ford Motor, 7.45%, 7/16/31	100,000	97,500
Ford Motor Credit, 7.00%, 10/1/13	560,000	584,692
Harrah's Operating,
10.75%, 2/1/16	113,000	87,858
11.25%, 6/1/17	250,000	267,500
JC Penney, 5.65%, 6/1/20	250,000	252,500
Lear, 7.88%, 3/15/18	200,000	207,000
M/I Homes, 6.88%, 4/1/12	240,000	238,500
Macy's Retail Holdings, 7.00%, 2/15/28	250,000	245,625
Marina District Finance, 9.88%, 8/15/18 (B)	150,000	149,625
Navistar International, 8.25%, 11/1/21	300,000	314,250
Oshkosh, 8.25%, 3/1/17	250,000	263,125
QVC, 7.50%, 10/1/19 (B)	250,000	255,000
Realogy, 10.50%, 4/15/14	125,000	101,875
Rite Aid, 10.38%, 7/15/16	250,000	258,437
Sally Holdings, 10.50%, 11/15/16	200,000	217,000
Sealy Mattress, 10.88%, 4/15/16 (B)	58,000	64,670
Tenneco, 8.13%, 11/15/15	350,000	363,562
Wyndham Worldwide, 6.00%, 12/1/16	365,000	372,501
Wynn Las Vegas LLC, 7.75%, 8/15/20 (B)	250,000	252,500
		5,315,595
Consumer Non Cyclical — 2.7%
Catalent Pharma Solutions, 9.50%, 4/15/15	276,281	275,936
Chiquita Brands International, 7.50%, 11/1/14	100,000	99,375
Constellation Brands, 7.25%, 5/15/17	200,000	209,500
Del Monte, 7.50%, 10/15/19	250,000	265,000
Dole Food, 13.88%, 3/15/14	99,000	119,048
FAGE Dairy Industry USA, 9.88%, 2/1/20 (B)	150,000	133,500
HCA, 6.75%, 7/15/13	250,000	252,500
Ingles Markets, 8.88%, 5/15/17	250,000	261,562
Omnicare, 7.75%, 6/1/20	200,000	200,000
Revlon Consumer Products, 9.75%, 11/15/15	150,000	155,813
Stater Brothers Holdings, 8.13%, 6/15/12	195,000	195,487
		2,167,721
Electric — 0.9%
AES, 8.00%, 10/15/17	250,000	263,125
Calpine, 7.88%, 7/31/20 (B)	250,000	250,625
PPL Capital Funding, Series A, 6.70%, 3/30/67 (C)	200,000	187,500
		701,250
Energy — 4.6%
Aquilex Holdings LLC, 11.13%, 12/15/16 (B)	150,000	148,313
Atlas Energy Operating, 12.13%, 8/1/17	200,000	229,750
ATP Oil & Gas, 11.88%, 5/1/15 (B)	100,000	80,750
Chesapeake Energy, 9.50%, 2/15/15	150,000	168,750
Cloud Peak Energy Resources LLC, 8.25%, 12/15/17 (B)	225,000	232,594
Concho Resources, 8.63%, 10/1/17	250,000	261,250
Forest Oil, 7.25%, 6/15/19	115,000	115,144
Holly Energy Partners LP, 6.25%, 3/1/15	250,000	241,250
Linn Energy LLC, 8.63%, 4/15/20 (B)	200,000	211,000
OPTI Canada, 9.75%, 8/15/13 (B)	200,000	197,500

The accompanying notes are an integral part of the financial statements.

American Income Fund | 2010 Annual Report

American Income Fund (MRF)

DESCRIPTION	PAR	FAIR VALUE (A)

Patriot Coal, 8.25%, 4/30/18	$250,000	$248,125
PetroHawk Energy, 7.88%, 6/1/15	215,000	223,062
Pioneer Drilling, 9.88%, 3/15/18 (B)	150,000	150,000
Pride International,
7.38%, 7/15/14	256,000	262,292
6.88%, 8/15/20	200,000	209,750
Range Resources, 8.00%, 5/15/19	250,000	267,500
Sabine Pass LNG, 7.50%, 11/30/16	200,000	177,250
SandRidge Energy, 9.88%, 5/15/16 (B)	150,000	149,250
Stone Energy, 6.75%, 12/15/14	100,000	91,000
		3,664,530
Finance — 1.4%
Icahn Enterprises LP, 7.75%, 1/15/16	250,000	248,125
International Lease Finance, 8.63%, 9/15/15 (B)	200,000	201,250
PHH, 9.25%, 3/1/16 (B)	200,000	202,250
Pinnacle Foods Finance LLC, 8.25%, 9/1/17 (B)	450,000	446,062
		1,097,687
Industrials Other — 0.3%
RBS Global, 8.50%, 5/1/18	200,000	201,500
Insurance — 1.0%
American International Group, 6.25%, 3/15/37	200,000	145,000
Genworth Financial, 6.15%, 11/15/66 (C)	300,000	210,000
Liberty Mutual Group, 10.75%, 6/15/58 (B) (C)	175,000	194,687
Lincoln National, 6.05%, 4/20/67 (C)	250,000	210,000
		759,687
Natural Gas — 0.8%
Crosstex Energy LP, 8.88%, 2/15/18	200,000	206,500
El Paso, 6.88%, 6/15/14	200,000	211,625
Southern Union, 7.20%, 11/1/66 (C)	200,000	180,500
		598,625
Real Estate — 0.6%
Shimao Property Holdings, 8.00%, 12/1/16 (B)	150,000	141,750
Simon Property Group, 10.35%, 4/1/19	250,000	351,141
		492,891
Sovereigns — 0.4%
Republic of Uruguay, 8.00%, 11/18/22	250,000	322,500
Technology — 0.4%
Alcatel-Lucent USA, 6.45%, 3/15/29	250,000	168,750
First Data, 9.88%, 9/24/15	150,000	114,000
		282,750
Transportation — 1.3%
Continental Airlines, Series 2007-1, Class C, 7.34%, 4/19/14	221,268	219,056
Delta Air Lines, 12.25%, 3/15/15 (B)	150,000	164,813
Greenbrier, 8.38%, 5/15/15	175,000	166,687
Hertz, 10.50%, 1/1/16	250,000	266,250
Navios Maritime Holdings, 9.50%, 12/15/14	250,000	249,375
		1,066,181
Total High Yield Corporate Bonds (Cost: $24,639,291)		26,099,134

American Income Fund | 2010 Annual Report

Schedule of Investments | August 31, 2010

American Income Fund (MRF)

DESCRIPTION	PAR	FAIR VALUE (A)

U.S. Government Agency Mortgage-Backed Securities — 47.0%
Adjustable Rate (C) — 0.5%
Federal Home Loan Mortgage Corporation, 2.62%, 9/1/18, #605911	$101	$105
Federal National Mortgage Association,
2.88%, 7/1/27, #070179	1,157	1,217
2.67%, 10/1/32, #725110 (D)	226,069	236,160
Government National Mortgage Association, 3.13%, 12/20/22, #008096	185,566	191,130
		428,612
Fixed Rate — 46.5%
Federal Home Loan Mortgage Corporation Gold,
6.50%, 11/1/28, #C00676 (D)	155,971	172,855
5.50%, 10/1/33, #A15120 (D)	598,249	645,888
Federal National Mortgage Association,
6.00%, 12/1/13, #190179 (D)	129,466	134,376
7.00%, 7/1/17, #254414 (D)	162,733	177,812
5.00%, 11/1/18, #750989 (D)	277,651	297,204
5.00%, 2/1/19, #767182 (D)	460,550	492,983
5.00%, 2/1/21, #745279 (D)	428,919	458,856
5.50%, 4/1/21, #840466 (D)	492,297	530,482
6.00%, 5/1/29, #323702 (D)	272,768	300,761
7.00%, 9/1/31, #596680 (D)	149,432	165,541
6.50%, 6/1/32, #596712 (D)	232,494	253,466
5.50%, 6/1/33, #709700 (D)	389,190	420,608
5.50%, 11/1/33, #555967 (D)	1,004,256	1,085,324
6.00%, 11/1/33, #743642 (D)	288,404	316,739
5.50%, 12/1/33, #756202 (D)	601,044	649,563
6.00%, 1/1/34, #763687 (D)	533,633	582,392
5.50%, 2/1/34, #766070 (D)	593,374	642,278
6.00%, 3/1/34, #745324 (D)	512,369	564,630
6.50%, 6/1/34, #735273 (D)	573,194	636,316
6.00%, 1/1/35, #810225 (D)	527,779	576,003
5.50%, 3/1/35, #815979 (D)	936,433	1,007,636
5.00%, 7/1/35, #828346 (D)	1,106,868	1,181,812
5.50%, 3/1/36, #878059 (D)	722,512	774,740
6.00%, 6/1/36, #882685 (D)	1,775,575	1,917,840
5.50%, 4/1/37, #888284 (D)	1,462,993	1,568,748
5.00%, 6/1/37, #944244 (D)	1,187,441	1,262,832
5.50%, 6/1/38, #995018 (D)	1,499,426	1,607,815
5.00%, 9/1/40 (E)	8,715,000	9,254,241
5.50%, 9/1/40 (E)	7,325,000	7,832,029
Government National Mortgage Association,
5.50%, 8/15/33, #604567 (D)	791,529	862,115
6.00%, 7/15/34, #631574 (D)	373,372	411,149
		36,785,034
Total U.S. Government Agency Mortgage-Backed Securities (Cost: $35,922,736)		37,213,646
Collateralized Mortgage Obligation — Private Mortgage-Backed Securities — 25.1%
Adjustable Rate (C) — 5.7%
California Federal Bank of Los Angeles, Series 1991-CI2, Class A, 6.15%, 7/15/21 (F)	10,429	10,332
Credit Suisse Mortgage Capital Certificates, Series 2009-2R, Class 2A5, 5.49%, 6/26/37 (B)	644,465	642,251
Goldman Sachs Mortgage Loan Trust,
4.70%, 10/25/33, Series 2003-10, Class 1A1	608,082	593,796
4.21%, 1/25/35, Series 2005-AR1, Class B1 (F)	1,315,166	205,388

The accompanying notes are an integral part of the financial statements.

American Income Fund | 2010 Annual Report

American Income Fund (MRF)

DESCRIPTION	PAR	FAIR VALUE (A)

IndyMac Index Mortgage Loan Trust, Series 2006-AR13, Class A3, 5.64%, 7/25/36	$1,500,000	$1,212,099
JP Morgan Mortgage Trust, Series 2006-A7, Class 3A4, 5.95%, 1/25/37	493,266	98,602
Washington Mutual Mortgage Pass-Through Certificates,
5.77%, 9/25/36 Series, 2007-HY2, Class 3A2	681,670	112,369
5.29%, 2/25/37 Series, 2007-HY1, Class 4A1	759,914	561,415
5.53%, 2/25/37 Series, 2007-HY1, Class 1A1	655,397	476,606
Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR3, Class B1, 2.40%, 6/25/33	343,411	228,523
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Class 2A3, 5.88%, 10/25/36	440,936	359,489
		4,500,870
Fixed Rate — 19.4%
Banc of America Alternative Loan Trust, Series 2007-1, Class 2A2, 5.87%, 4/25/37 (F)	768,315	224,718
Banc of America Funding, Series 2007-4, Class 1A2, 5.50%, 6/25/37 (F)	749,012	265,940
Citicorp Mortgage Securities, Series 2004-5, Class B3, 5.30%, 8/25/34 (F)	2,719,345	1,421,910
Countrywide Alternative Loan Trust,
5.00%, 1/25/35, Series 2004-28CB, Class 2A1	66,561	64,173
5.50%, 4/25/35, Series 2005-7CB, Class 2A4	639,250	629,130
Credit Suisse First Boston Mortgage Securities Corporation,
6.25%, 4/25/33, Series 2003-8, Class DB1	1,161,719	1,055,210
6.00%, 12/25/35, Series 2005-11, Class 6A7	1,000,000	595,776
First Horizon Alternative Mortgage Securities, Series 2005-FA5, Class 3A2, 5.50%, 8/25/35	937,107	787,074
GMAC Mortgage Corporation Loan Trust,
5.00%, 1/25/34, Series 2003-J9, Class A15	496,754	497,427
4.25%, 7/25/40, Series 2010-1, Class A (B)	817,718	833,357
Goldman Sachs Mortgage Loan Trust,
7.50%, 6/19/32, Series 2001-2, Class A (B)	223,570	194,641
5.74%, 5/25/35, Series 2005-4F, Class B1 (F)	2,432,966	1,441,506
6.83%, 3/25/43, Series 2003-1, Class B2 (F)	1,578,777	936,597
Impac Secured Assets Corporation, Series 2000-3, Class M1, 8.00%, 10/25/30 (F)	557,786	499,168
JP Morgan Alternative Loan Trust, Series 2006-S1, Class 1A19, 6.50%, 3/25/36	813,651	582,782
Lehman Mortgage Trust, Series 2008-6, Class 1A1, 6.36%, 7/25/47	315,502	297,760
MASTR Alternative Loans Trust, Series 2004-1, Class 3A1, 7.00%, 1/25/34	421,121	427,219
Mortgage Equity Conversion Asset Trust, Series 2010-1A, Class A, 4.00%, 7/25/60 (B)	497,666	488,858
Nomura Asset Acceptance Corporation, Series 2004-R2, Class B1, 6.74%, 10/25/34 (B) (F)	1,001,473	598,702
Prime Mortgage Trust, Series 2004-2, (F)
5.13%, 11/25/19, Class B2	277,784	202,610
5.13%, 11/25/19, Class B3	208,177	103,882
Residential Accredit Loans, (F)
5.00%, 6/25/18, Series 2003-QS12, Class M1	624,026	491,196
5.00%, 9/25/19, Series 2004-QS13, Class M3	265,332	15,459
Residential Asset Mortgage Products,
7.31%, 4/25/31, Series 2003-SL1, Class M2 (F)	817,108	597,489
6.50%, 7/25/32, Series 2004-SL4, Class A3	438,808	454,819
Washington Mutual MSC Mortgage Pass-Through Certificates,
7.47%, 4/25/33, Series 2003-MS9, Class CB2 (F)	314,652	177,961
6.37%, 8/25/38, Series 2004-RA3, Class 2A	230,021	237,531
Wells Fargo Mortgage-Backed Securities Trust,
4.50%, 8/25/18, Series 2003-7, Class A3	75,990	75,085
4.72%, 7/25/19, Series 2004-7, Class B2 (F)	489,395	349,244
4.72%, 7/25/19, Series 2004-7, Class B3 (F)	367,212	247,875
5.50%, 7/25/37, Series 2007-9, Class 1A4	1,240,000	571,885
		15,366,984
Total Collateralized Mortgage Obligation — Private Mortgage-Backed Securities (Cost: $25,889,985)		19,867,854

American Income Fund | 2010 Annual Report

Schedule of Investments | August 31, 2010

American Income Fund (MRF)

DESCRIPTION	PAR	FAIR VALUE (A)

Collateralized Mortgage Obligation — U.S. Agency Mortgage-Backed Securities — 0.4%
Fixed Rate — 0.4%
Federal National Mortgage Association, Series 2002-W1, Class 2A, 7.50%, 2/25/42 (Cost: $274,965)	$263,574	$309,864
Asset-Backed Securities — 31.0%
Credit Cards — 0.5%
American Express Issuance Trust, Series 2005-1, Class C, 0.61%, 8/15/11 (C)	435,000	434,851
Home Equity — 6.4%
AH Mortgage Advance Trust, Series 2010-ADV1, Class A1, 3.97%, 8/15/22 (B)	500,000	500,000
Bear Stearns Asset Backed Securities Trust, Series 2004-HE10, Class M1, 0.91%, 12/25/34 (C)	1,072,980	806,934
Countrywide Asset-Backed Certificates, Series 2007-11, Class 2A1, 0.32%, 6/25/47 (C)	317,416	305,806
Home Equity Mortgage Trust, Series 2004-6, Class M2, 5.82%, 4/25/35	631,199	432,256
RBSSP Resecuritization Trust, (C) (B)
0.44%, 3/26/36, Series 2010-4, Class 1A1	449,203	403,790
0.41%, 5/26/36, Series 2009-10, Class 8A1	222,130	213,757
0.66%, 7/26/36, Series 2010-8, Class 4A1	733,977	685,483
0.55%, 9/25/37, Series 2009-9, Class 9A1	359,220	339,037
Renaissance Home Equity Loan Trust, Series 2005-3, Class AF4, 5.14%, 11/25/35	1,000,000	754,571
Residential Funding Mortgage Securities II, Series 2003-HI4, Class M1, 5.53%, 2/25/29	702,963	585,601
		5,027,235
Manufactured Housing — 4.3%
Green Tree Financial, Series 1994-2, Class A5, 8.30%, 5/15/19	102,843	104,828
Green Tree, Series 2008-MH1, Class A1, 7.00%, 4/25/38 (B)	170,889	174,749
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A3, 4.35%, 5/15/14	533,240	545,954
Madison Avenue Manufactured Housing Contract, Series 2002-A, Class A1, 0.61%, 3/25/32 (C)	296,684	291,391
Newcastle Investment Trust, Series 2010-MH1, Class A, 4.50%, 7/10/35 (B)	925,849	959,370
Origen Manufactured Housing,
5.25%, 12/15/18, Series 2005-B, Class A2	139,822	141,178
5.73%, 11/15/35, Series 2004-B, Class M1	384,904	392,377
5.99%, 1/15/37, Series 2005-B, Class M1	750,000	764,255
		3,374,102
Other — 19.8%
Banc of America Commercial Mortgage, Series 2005-4, Class A5B, 5.00%, 7/10/45	500,000	471,338
Bear Stearns Commercial Mortgage Securities, (C)
5.91%, 9/11/38, Series 2006-PW12, Class A4	1,000,000	1,101,626
6.17%, 9/11/42, Series 2007-T28, Class D (B) (F)	475,000	171,439
Citigroup/Deutsche Bank Commercial Mortgage Trust, (C)
5.40%, 7/15/44, Series 2005-CD1, Class A4	1,000,000	1,096,457
5.89%, 11/15/44, Series 2007-CD5, Class A4	1,000,000	1,068,858
Greenwich Capital Commercial Funding Corporation,
5.44%, 3/10/39, Series 2007-GG9, Class A4	890,000	932,173
5.74%, 12/10/49, Series 2007-GG11, Class A4	3,080,000	3,186,462
GS Mortgage Securities Trust, Series 2010-C1, Class A1, 3.68%, 8/10/43	635,000	662,189
JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2007-CB20, Class A4, 5.79%, 2/12/51 (C)	500,000	531,937
LB-UBS Commercial Mortgage Trust, Series 2008-C1, (C)
6.32%, 4/15/41, Class A2	752,000	834,152
6.32%, 4/15/41, Class AM	210,000	188,347
Merrill Lynch Mortgage Trust,
5.33%, 7/12/38, Series 2005-CIP1, Class C (C) (F)	500,000	345,272
5.69%, 2/12/51, Series 2008-C1, Class A4	960,000	1,017,733
Morgan Stanley Capital I,
5.33%, 12/15/43, Series 2006-IQ12, Class A4	565,000	597,651
6.46%, 1/11/43, Series 2008-T29, Class A4 (C)	1,125,000	1,270,430
5.45%, 2/12/44, Series 2007-HQ11, Class A4 (C)	600,000	623,430

The accompanying notes are an integral part of the financial statements.

American Income Fund | 2010 Annual Report

American Income Fund (MRF)

DESCRIPTION	PAR/ SHARES	FAIR VALUE (A)

Vornado DP LLC, Series 2010-VNO, Class A1, 2.97%, 9/13/28 (B)	$555,000	$562,003
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A3, 5.25%, 12/15/43	1,000,000	1,009,106
		15,670,603
Total Asset-Backed Securities (Cost: $22,068,947)		24,506,791
Investment Grade Corporate Bonds — 5.0%
Basic Industry — 2.3%
International Paper, 9.38%, 5/15/19	500,000	647,387
Southern Copper,
5.38%, 4/16/20	250,000	263,341
7.50%, 7/27/35	210,000	243,350
Vale Overseas,
6.25%, 1/11/16	250,000	281,464
8.25%, 1/17/34	300,000	388,530
		1,824,072
Communications — 0.3%
Qwest, 8.88%, 3/15/12	175,000	192,500
Consumer Cyclical — 0.2%
CVS Caremark, 6.30%, 6/1/37 (C)	200,000	183,500
Electric — 0.7%
FirstEnergy Solutions, 6.05%, 8/15/21	255,000	270,095
Teco Finance, 6.57%, 11/1/17	250,000	293,435
		563,530
Energy — 0.3%
Gazprom Capital SA, 6.51%, 3/7/22 (B)	225,000	229,500
Finance — 0.4%
Discover Financial Services, 10.25%, 7/15/19	250,000	314,644
Real Estate — 0.8%
Duke Realty LP, 5.50%, 3/1/16	200,000	210,185
HRPT Properties Trust — REIT, 6.25%, 8/15/16	400,000	425,144
		635,329
Total Investment Grade Corporate Bonds (Cost: $3,376,180)		3,943,075
Preferred Stocks — 1.4%
Banking — 0.4%
Bank of America, Series 5	19,000	337,820
Finance — 0.6%
Goldman Sachs Group, Series A	6,000	124,800
MetLife, Series B	7,600	187,796
Regions Financing Trust III	5,600	147,840
		460,436
Real Estate Investment Trusts — 0.2%
Freddie Mac, Series Z	5,000	1,650
iStar Financial, Series G	1,000	13,010
Northstar Realty Finance, Series A	4,000	68,600
Northstar Realty Finance, Series B	4,000	63,240
		146,500

American Income Fund | 2010 Annual Report

Schedule of Investments | August 31, 2010

American Income Fund (MRF)

DESCRIPTION	SHARES/ PAR	FAIR VALUE (A)

Wireless Communication — 0.2%
United States Cellular	6,000	$153,180
Total Preferred Stocks (Cost: $1,144,415)		1,097,936
Municipal Bond — 0.7%
Healthcare Revenue — 0.7%
Sullivan County, Tennessee, Health, Educational & Housing Facilities Board, Hospital Revenue, Welmont Health System, Series 2001-8, 6.95%, 9/1/16 (Cost: $575,000)	$575,000	575,190
Short-Term Investments — 1.0%
Money Market Fund (G) — 0.8%
First American Prime Obligations Fund, Class Z, 0.09%	620,505	620,505
U.S. Treasury Obligation (H) — 0.2%
U.S. Treasury Bill, 0.22%, 12/16/10	$200,000	199,873
Total Short-Term Investments (Cost: $820,378)		820,378
Total Investments (I) — 144.6% (Cost: $114,711,897)		114,433,868
Other Assets and Liabilities, Net — (44.6)%		(35,311,411)
Total Net Assets — 100.0%		$79,122,457

(A)  Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

(B)  Securities purchased within terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, which may be sold only to dealers in that program or other "qualified institutional buyers". On August 31, 2010, the fair value of these investments was $13,166,042 or 16.6% of total net assets.

(C)  Variable Rate Security – The rate shown is the net coupon rate in effect as of August 31, 2010.

(D)  Securities pledged as collateral for outstanding reverse repurchase agreements. On August 31, 2010, securities valued at $19,914,205 were pledged as collateral for the following outstanding reverse repurchase agreements:

Amount	Acquisition Date	Rate*	Due	Accrued Interest	Name of Broker and Description of Collateral
$13,344,000	08/06/10	0.29%	09/07/10	$2,795	(1)
5,609,080	08/30/10	0.40%	09/30/10	125	(2)
$18,953,080				$2,920

*  Interest rate as of August 31, 2010. Rate is based on the London Interbank Offered Rate ("LIBOR") plus a spread and reset monthly.

The accompanying notes are an integral part of the financial statements.

American Income Fund | 2010 Annual Report

American Income Fund (MRF)

Name of broker and description of collateral:

(1)  Goldman Sachs:
Federal Home Loan Mortgage Corporation Gold, 6.50%, 11/1/28, $155,971 par
Federal National Mortgage Association, 6.00%, 12/1/13, $129,466 par
Federal National Mortgage Association, 7.00%, 7/1/17, $162,733 par
Federal National Mortgage Association, 5.00%, 11/1/18, $277,651 par
Federal National Mortgage Association, 5.00%, 2/1/21, $428,919 par
Federal National Mortgage Association, 6.00%, 5/1/29, $272,768 par
Federal National Mortgage Association, 7.00%, 9/1/31, $149,432 par
Federal National Mortgage Association, 5.50%, 6/1/33, $389,190 par
Federal National Mortgage Association, 6.00%, 1/1/34, $533,633 par
Federal National Mortgage Association, 5.50%, 2/1/34, $574,233 par
Federal National Mortgage Association, 6.00%, 3/1/34, $512,369 par
Federal National Mortgage Association, 6.00%, 1/1/35, $527,779 par
Federal National Mortgage Association, 5.00%, 7/1/35, $1,106,868 par
Federal National Mortgage Association, 5.50%, 3/1/36, $722,512 par
Federal National Mortgage Association, 6.00%, 6/1/36, $1,775,575 par
Federal National Mortgage Association, 5.50%, 4/1/37, $1,462,993 par
Federal National Mortgage Association, 5.00%, 6/1/37, $1,187,441 par
Federal National Mortgage Association, 5.50%, 6/1/38, $1,499,426 par
Government National Mortgage Association, 5.50%, 8/15/33, $791,529 par
Government National Mortgage Association, 6.00%, 7/15/34, $373,372 par

(2)  Barclays:
Federal National Mortgage Association, 2.67%, 10/1/32, $226,069 par
Federal Home Loan Mortgage Corporation Gold, 5.50%, 10/1/33, $598,249 par
Federal National Mortgage Association, 5.00%, 2/1/19, $460,550 par
Federal National Mortgage Association, 5.50%, 4/1/21, $492,297 par
Federal National Mortgage Association, 6.50%, 6/1/32, $232,494 par
Federal National Mortgage Association, 5.50%, 11/1/33, $1,004,256 par
Federal National Mortgage Association, 6.00%, 11/1/33, $288,404 par
Federal National Mortgage Association, 5.50%, 12/1/33, $601,044 par
Federal National Mortgage Association, 6.50%, 6/1/34, $573,194 par
Federal National Mortgage Association, 5.50%, 3/1/35, $936,433 par

(E)  Security purchased on a when-issued basis. On August 31, 2010, the total cost of investments purchased on a when-issued basis was $17,130,788 or 21.7% of total net assets. See note 2 in Notes to Financial Statements.

(F)  Security considered illiquid. As of August 31, 2010, the fair value of these investments was $8,306,688 or 10.5% of total net assets. See note 2 in Notes to Financial Statements.

(G)  Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for the fund. See note 2 in Notes to Financial Statements. The rate shown is the annualized seven-day effective yield as of August 31, 2010.

(H)  Security has been deposited as initial margin on open futures contracts and/or swap agreements. Yield shown is effective yield as of August 31, 2010.

(I)  On August 31, 2010, the cost of investments for federal income tax purposes was $115,754,628. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$7,851,176
Gross unrealized depreciation	(9,171,936)
Net unrealized depreciation	$(1,320,760)

REIT–Real Estate Investment Trust

Schedule of Open Futures Contracts

Description	Settlement Month	Number of Contracts Sold	Notional Contract Value	Unrealized Depreciation
U.S. Treasury 2 Year Note Futures	December 2010	3	$(657,422)	$(1,132)
U.S. Treasury 5 Year Note Futures	December 2010	64	(7,700,500)	(24,328)
U.S. Treasury 10 Year Note Futures	December 2010	16	(2,010,000)	(20,162)
U.S. Treasury Long Bond Futures	December 2010	18	(2,430,562)	(34,040)
				$(79,662)

American Income Fund | 2010 Annual Report

Statement of Assets and Liabilities | August 31, 2010

Assets:
Unaffiliated investments, at fair value (Cost: $114,091,392) (note 2)	$113,813,363
Affiliated money market fund, at fair value (Cost: $620,505) (note 3)	620,505
Receivable for investments sold	202,817
Receivable for accrued dividends and interest	955,731
Prepaid expenses and other assets	11,615
Total assets	115,604,031
Liabilities:
Payable for investments purchased	17,399,509
Payable for reverse repurchase agreements (note 2)	18,953,080
Payable for investment advisory fees (note 3)	43,487
Payable for administrative fees (note 3)	6,690
Payable for futures variation margin (note 2)	39,922
Payable for professional fees	27,747
Payable for transfer agent fees	2,226
Payable for interest expense	2,920
Payable for other expenses	5,993
Total liabilities	36,481,574
Net assets applicable to outstanding capital stock	$79,122,457
Composition of net assets:
Capital stock and additional paid-in capital	$83,343,991
Distribution in excess of net investment income	(1,889)
Accumulated net realized loss on investments, futures contracts and swap agreements	(3,861,954)
Net unrealized depreciation of investments	(278,029)
Net unrealized depreciation of futures contracts	(79,662)
Total–representing net assets applicable to capital stock	$79,122,457
Net asset value and market price of capital stock:
Net assets applicable to capital stock	$79,122,457
Shares outstanding (authorized 200 million shares of $0.01 par value)	9,454,221
Net asset value per share	$8.37
Market price per share	$8.64

The accompanying notes are an integral part of the financial statements.

American Income Fund | 2010 Annual Report

Statement of Operations | For the year ended August 31, 2010

Investment Income:
Interest from unaffiliated investments	$7,440,180
Dividends from unaffiliated investments	97,447
Dividends from affiliated money market fund	2,292
Total investment income	7,539,919
Expenses (note 3):
Investment advisory fees	490,580
Interest expense	62,743
Administrative fees	75,479
Custodian fees	3,904
Professional fees	54,404
Postage and printing fees	33,194
Transfer agent fees	19,666
Listing fees	23,753
Directors' fees	32,117
Insurance fees	13,863
Pricing fees	9,528
Other expenses	18,684
Total expenses	837,915
Less: Fee reimbursements (note 3)	(2,055)
Less: Indirect payments from custodian (note 3)	(23)
Total net expenses	835,837
Net investment income	6,704,082
Net realized and unrealized gains (losses) on investments, futures contracts, and swap agreements (notes 2 and 4):
Net realized gain (loss) on:
Investments	2,875,668
Futures contracts	(1,146,922)
Swap agreements	423,696
Net change in unrealized appreciation or depreciation of:
Investments	6,551,142
Futures contracts	9,122
Swap agreements	(142,299)
Net gain on investments, futures contracts and swap agreements	8,570,407
Net increase in net assets resulting from operations	$15,274,489

The accompanying notes are an integral part of the financial statements.

American Income Fund | 2010 Annual Report

Statements of Changes in Net Assets

	Year Ended 8/31/10	Year Ended 8/31/09
Operations:
Net investment income	$6,704,082	$6,090,945
Net realized gain (loss) on:
Investments	2,875,668	(2,380,513)
Futures contracts	(1,146,922)	(1,053,276)
Swap agreements	423,696	(523,877)
Net change in unrealized appreciation or depreciation of:
Investments	6,551,142	3,459,248
Futures contracts	9,122	(95,555)
Swap agreements	(142,299)	309,005
Net increase in net assets resulting from operations	15,274,489	5,805,977
Distributions to shareholders (note 2):
From net investment income	(6,813,956)	(5,927,798)
From return of capital	(229,440)	—
Total distributions	(7,043,396)	(5,927,798)
Total increase (decrease) in net assets	8,231,093	(121,821)
Net assets at beginning of period	70,891,364	71,013,185
Net assets at end of period	$79,122,457	$70,891,364
Undistributed (distributions in excess of) net investment income	$(1,889)	$209,051

The accompanying notes are an integral part of the financial statements.

American Income Fund | 2010 Annual Report

Statement of Cash Flows | For the year ended August 31, 2010

Cash flows from operating activities:
Net increase in net assets resulting from operations	$15,274,489
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(295,730,195)
Proceeds from sales of investments	297,603,021
Net purchases/sales of short-term investments	(238,431)
Net amortization of bond discount and premium	(542,185)
Net change in unrealized appreciation or depreciation of investments	(6,417,965)
Net realized gain/loss on investments	(2,152,442)
Decrease in receivable for accrued dividends and interest	56,430
Increase in prepaid expenses and other assets	(72)
Increase in payable for futures variation margin	(1,145,404)
Decrease in payable for swap agreements	189,986
Decrease in accrued fees and expenses	7,084
Net cash provided by operating activities	6,904,316
Cash flows from financing activities:
Net payments from reverse repurchase agreements	(526,920)
Distributions paid to shareholders	(7,043,396)
Net cash used in financing activities	(7,570,316)
Net decrease in cash	(666,000)
Cash at beginning of period	666,000
Cash at end of period	$—
Supplemental disclosure of cash flow information: Cash paid for interest	$64,394

The accompanying notes are an integral part of the financial statements.

American Income Fund | 2010 Annual Report

Financial Highlights

Per-share data for an outstanding common share throughout each period and selected information for each period are as follows:

	Year Ended August 31,
	2010	2009	2008	2007	2006
Per-Share Data
Net asset value, beginning of period	$7.50	$7.51	$8.66	$8.77	$8.98
Operations:
Net investment income	0.71	0.65	0.53	0.50	0.52
Net realized and unrealized gains (losses) on investments, futures contracts, and swap agreements	0.91	(0.03)	(1.16)	(0.10)	(0.21)
Total from operations	1.62	0.62	(0.63)	0.40	0.31
Distributions to shareholders:
From net investment income	(0.72)	(0.63)	(0.52)	(0.51)	(0.52)
From return of capital	(0.03)	—	—	—	—
Total distributions	(0.75)	(0.63)	(0.52)	(0.51)	(0.52)
Net asset value, end of period	$8.37	$7.50	$7.51	$8.66	$8.77
Market value, end of period	$8.64	$7.15	$7.13	$8.00	$8.01
Selected Information
Total return, net asset value [1]	22.59%	9.64%	(7.68)%	4.68%	3.62%
Total return, market value [2]	32.84%	10.70%	(4.61)%	6.32%	5.23%
Net assets at end of period (in millions)	$79	$71	$71	$82	$83
Ratio of expenses to average weekly net assets excluding interest expense before fee reimbursements	1.03%	1.06%	1.01%	0.98%	0.97%
Ratio of expenses to average weekly net assets excluding interest expense after fee reimbursements	1.03%	1.06%	1.01%	0.98%	0.97%
Ratio of expenses to average weekly net assets before fee reimbursements	1.11%	1.56%	2.22%	2.27%	2.26%
Ratio of expenses to average weekly net assets after fee reimbursements	1.11%	1.56%	2.22%	2.27%	2.26%
Ratio of net investment income to average weekly net assets before fee reimbursements	8.88%	9.55%	6.38%	5.70%	5.97%
Ratio of net investment income to average weekly net assets after fee reimbursements	8.88%	9.55%	6.39%	5.70%	5.96%
Portfolio turnover rate	273%	140%	59%	107%	80%
Amount of borrowings outstanding at end of period (in millions)	$19	$19	$23	$16	$27
Per-share amount of borrowings outstanding at end of period	$2.00	$2.06	$2.39	$1.73	$2.90
Per-share amount of net assets, excluding borrowings, at end of period	$10.37	$9.56	$9.90	$10.39	$11.67
Asset coverage ratio [3]	517%	464%	414%	600%	403%

1  Assumes reinvestment of distributions at net asset value.

2  Assumes reinvestment of distributions at actual prices pursuant to the fund's dividend reinvestment plan.

3  Represents net assets, excluding borrowings, at end of period divided by borrowings outstanding at end of period.

The accompanying notes are an integral part of the financial statements.

American Income Fund | 2010 Annual Report

Notes to Financial Statements

(1) Organization
   American Income Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The fund invests in fixed-income securities, primarily in mortgage-backed securities. The fund also invests in other debt securities, such as collateralized mortgage obligations (CMOs) and asset-backed securities, high-yield bonds, corporate bonds, and preferred stock. The fund will invest at least 65% of its total assets in investment-grade securities under normal market conditions. No more than 35% of the fund's total assets may be held in high-yield issues. The fund is authorized to borrow funds or issue senior securities in amounts not exceeding 33 1/3% of its total assets. Fund shares are listed on the New York Stock Exchange under the symbol MRF.

(2) Summary of Significant Accounting Policies
   Security Valuations

Security valuations for the fund's investments are furnished by an independent pricing service that has been approved by the fund's board of directors. Investments in equity securities that are traded on a national securities exchange (or reported on the Nasdaq national market system) are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the Nasdaq national market system, the fund utilizes the Nasdaq Official Closing Price which compares the last trade to the bid/ask price of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask price will be the closing price. If the last trade is below the bid, the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price.

Debt obligations exceeding 60 days to maturity are valued by an independent pricing service that has been approved by the fund's board of directors. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market value. Investments in open-end funds are valued at their respective net asset values on the valuation date.

The following investment vehicles, when held by the fund, are priced as follows: Exchange listed futures and options on futures are priced at their last sale price on the exchange on which they are principally traded, as determined by FAF Advisors, Inc. ("FAF Advisors"), on the day the valuation is made. If there were no sales on that day, futures and options on futures will be valued at the last reported bid price. Options on securities, indices, and currencies traded on Nasdaq or listed on a stock exchange, whether domestic or foreign, are valued at the last sale price on Nasdaq or on any exchange on the day the valuation is made. If there were no sales on that day, the options will be valued at the last sale price on the previous valuation date. Last sale prices are obtained from an independent pricing service. Forward contracts (other than currency forward contracts), swaps, and over-the-counter options on securities, indices, and currencies are valued at the quotations received from an independent pricing service, if available.

When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the fund's board of directors. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. If events occur that materially affect the value of securities (including non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value. The use of fair value pricing by the fund may cause the net asset value of

American Income Fund | 2010 Annual Report

Notes to Financial Statements

its shares to differ significantly from the net asset value that would be calculated without fair value pricing. As of August 31, 2010, the fund held no internally fair valued securities.

Generally accepted accounting principles ("GAAP") require disclosures regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or technique. These principles establish a three-tier fair value hierarchy for inputs used in measuring fair value. Fair value inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, with similar interest rates, prepayment speeds, credit risk, etc.).

Level 3 - Significant unobservable inputs (including the fund's own assumptions in determining the fair value of investments). Generally, the types of securities included in Level 3 of the fund are securities for which there are limited or no observable fair value inputs available, and as such the fair value is determined through independent broker quotations or management's fair value procedures established by the fund's board of directors.

The valuation levels are not necessarily an indication of the risk associated with investing in these investments.

As of August 31, 2010, the fund's investments were classified as follows:

	Level 1	Level 2	Level 3	Total Fair Value
Investments
High Yield Corporate Bonds	$—	$26,099,134	$—	$26,099,134
U.S. Government Agency Mortgage-Backed Securities	—	37,213,646	—	37,213,646
Collateralized Mortgage Obligation – Private Mortgage-Backed Securities	—	19,378,996	488,858	19,867,854
Collateralized Mortgage Obligation – U.S. Agency Mortgage-Backed Securities	—	309,864	—	309,864
Asset-Backed Securities	—	24,006,791	500,000	24,506,791
Investment Grade Corporate Bonds	—	3,943,075	—	3,943,075
Preferred Stocks	973,136	—	124,800	1,097,936
Municipal Bond	—	575,190	—	575,190
Short-Term Investments	620,505	199,873	—	820,378
Total Investments	$1,593,641	$111,726,569	$1,113,658	$114,433,868

As of August 31, 2010, the fund's investments in other financial instruments* were classified as follows:

	Level 1	Level 2	Level 3	Total Fair Value
Futures Contracts Outstanding	$(79,662)	$—	$—	$(79,662)
Total Other Financial Instruments	$(79,662)	$—	$—	$(79,662)

* Other financial instruments are derivative instruments such as futures and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument.

American Income Fund | 2010 Annual Report

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	High Yield Corporate Bonds	Collateralized Mortgage Obligation- Private Mortgage- Backed Securities	Asset- Backed Securities	Preferred Stocks	Total Fair Value
Balance as of August 31, 2009	$345,144	$510,300	$—	$—	$855,444
Accrued discounts/premiums	18,991	6	—	—	18,997
Realized gain (loss)	90,007	41	—	—	90,048
Net change in unrealized appreciation or depreciation	(62,962)	(28)	—	15,690	(47,300)
Net purchases (sales)	(391,180)	488,839	500,000	109,110	706,769
Net transfers in and/or (out) of Level 3	—	(510,300)	—	—	(510,300)
Balance as of August 31, 2010	$—	$488,858	$500,000	$124,800	$1,113,658
Net change in unrealized appreciation or depreciation during the period of Level 3 investments held as of August 31, 2010	$—	$(28)	$—	$15,690	$15,662

During the fiscal year ended August 31, 2010, the fund recognized no significant transfers to/from Level 1 or Level 2. Transfers in and/or out of Level 3 are shown using beginning of period values.

Security Transactions and Investment Income

For financial statement purposes, the fund records security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including accretion of bond discounts and amortization of bond premiums, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes. The resulting gain/loss is calculated as the difference between the sales price and the underlying cost of the security on the transaction date.

Distributions to Shareholders

Distributions from net investment income are declared and paid on a monthly basis. Any net realized capital gains on sales of securities for the fund are distributed to shareholders at least annually. Such distributions are payable in cash or, pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's capital stock.

Federal Taxes

The fund intends to continue to qualify as a regulated investment company as provided in Subchapter M of the Internal Revenue Code, as amended, and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for federal income taxes is required.

As of August 31, 2010, the fund did not have any tax positions that did not meet the "more-likely-than-not" threshold of being sustained by the applicable taxing authority. Generally, tax authorities can examine all the tax returns filed for the last three years.

Net investment income and net realized gains and losses may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to post-October losses, expiration of capital loss carry forwards, paydown gains and losses, and the tax recognition of mark-to-market gains and losses on open futures contracts. To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the fiscal period that the differences arise.

American Income Fund | 2010 Annual Report

Notes to Financial Statements

On the Statement of Assets and Liabilities, the following reclassifications were made:

Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Additional Paid-in Capital (Reduction)
$128,374	$3,463,254	$(3,591,628)

The character of distributions made during the fiscal period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which amounts are distributed may differ from the fiscal period that the income or realized gains or losses were recorded by the fund.

The character of distributions paid during the fiscal years ended August 31, 2010 and August 31, 2009, were as follows:

	8/31/10	8/31/09
Distributions paid from:
Ordinary income	$6,813,956	$5,927,798
Return of capital	229,440	0
Total	$7,043,396	$5,927,798

The fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended August 31, 2010

As of August 31, 2010, the components of accumulated earnings (deficits) on a tax basis were as follows:

Accumulated capital and post-October losses	$(2,867,697)
Unrealized depreciation	(1,400,422)
Other accumulated gain (loss)	46,585
Accumulated earnings (deficits)	$(4,221,534)

For federal income tax purposes, the fund had capital loss carryovers at August 31, 2010, which, if not offset by subsequent capital gains, will expire on the fund's fiscal year-ends as follows:

Capital Loss Carryover	Expiration
$176,811	2015
107,232	2016
2,583,654	2017
$2,867,697

For the year ended August 31, 2010, $3,362,188 of capital loss carryover expired unused.

Derivatives

The fund may invest in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. The fund's investment objective allows the fund to enter into various types of derivative contracts, including, but not limited to, futures contracts, foreign exchange contracts, credit default swaps, interest rate swaps, total return swaps, currency swaps, and purchased and written options. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

American Income Fund | 2010 Annual Report

Futures Transactions

In order to protect against changes in interest rates, the fund may buy and sell interest rate futures contracts. Upon entering into a futures contract, the fund is required to deposit cash or pledge U.S. Government securities. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the fund each day (daily variation margin) and recorded as unrealized gains (losses) until the contract is closed. When the contract is closed, the fund records a realized gain (loss) equal to the difference between the proceeds from (or cost of) the closing transaction and the fund's basis in the contract.

Risks of entering into futures contracts, in general, include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the fund could lose more than the original margin deposit required to initiate a futures transaction. These contracts involve market risk in excess of the amount reflected in the fund's Statement of Assets and Liabilities. Unrealized gains (losses) on outstanding positions in futures contracts held at the close of the period will be recognized as capital gains (losses) for federal income tax purposes. As of August 31, 2010, the fund had outstanding futures contracts as disclosed in the Schedule of Investments.

Swap Agreements

The fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The fund may enter into credit default, interest rate, and total return swap agreements to manage exposure to credit and interest rate risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swap agreements are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap agreement is recorded as realized gain or loss in the Statements of Operations. Net periodic payments received by the funds are included as part of interest from unaffiliated investments on the Statements of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

Credit Default Swaps

The fund is subject to credit risk in the normal course of pursuing its investment objective. The fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the reference entity or index. As a seller of protection on credit default swap agreements, the fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a fund would effectively add leverage to its portfolio because, in addition to its total net assets, a fund would be subject to investment exposure on the notional amount of the swap.

American Income Fund | 2010 Annual Report

Notes to Financial Statements

If a fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference entity, other deliverable obligations or underlying securities comprising the reference index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference entity or underlying securities comprising the reference index. If the fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference entity, other deliverable obligations or underlying securities comprising the reference index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference entity or underlying securities comprising the reference index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. As of August 31, 2010 the fund had no outstanding credit default swap agreements.

Interest Rate Swaps

The fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the fund may enter into interest rate swap contracts. Interest rate swap agreements involve the exchange by the fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap", (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor", (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets. The funds maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life, to the extent that that amount is positive. This risk is mitigated by having a master netting arrangement between the fund and the counterparty and by the posting of collateral by the counterparty to the fund to cover the fund's exposure to the counterparty. As of August 31, 2010, the fund had no outstanding interest rate swap agreements.

American Income Fund | 2010 Annual Report

Total Return Swaps

Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. As of August 31, 2010, the Fund had no outstanding total return swap agreements.

Options Transactions

The fund may utilize options in an attempt to manage market or business risk or enhance its yield. When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current market value of the option written. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that is purchased upon exercise of the option.

Purchased options are recorded as investments and marked-to-market daily to reflect the current market value of the option contract. If a purchased option expires, a loss is realized in the amount of the cost of the option. If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option. If a put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid. As of August 31, 2010, the fund had no written or purchased options outstanding.

For the fiscal year ended August 31, 2010, the quarterly average gross notional amounts of the derivatives held by the fund were $12,223,300 for futures held short and $1,114,000 for credit default swaps.

As of August 31, 2010, the fund's asset and liability values of derivative instruments categorized by risk exposure were classified as follows:

Liability Derivatives	Statement of Assets and Liabilities Location	Value
Interest Rate Contracts	Payables, Net Assets–Unrealized Depreciation*	$(79,662)
Balance as of August 31, 2010		$(79,662)

* Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes to the fund's Schedule of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the fiscal year ended August 31, 2010:

Amount of realized gain (loss) on derivatives recognized in income:

	Futures	Swaps	Total
Interest Rate Contracts	$(1,146,922)	$—	$(1,146,922)
Credit Contracts	—	423,696	423,696

Change in unrealized appreciation (depreciation) on derivatives recognized in income:

	Futures	Swaps	Total
Interest Rate Contracts	$9,122	$—	$9,122
Credit Contracts	—	(142,299)	(142,299)

American Income Fund | 2010 Annual Report

Notes to Financial Statements

Securities Purchased on a When-Issued Basis

Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place up to a month or more after the transaction date. Such securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The fund segregates assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset value if the fund makes such purchases while remaining substantially fully invested. As of August 31, 2010, the fund had when-issued or forward-commitment securities outstanding with a total cost of $17,130,788.

In connection with the ability to purchase securities on a when-issued basis, the fund may also enter into dollar rolls in which the fund sells securities purchased on a forward-commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon, and maturity), but not identical securities on a specified future date. As an inducement for the fund to "rollover" its purchase commitments, the fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. Dollar rolls are considered a form of leverage. As of and for the year ended August 31, 2010, the fund had no dollar roll transactions.

Illiquid or Restricted Securities

A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the security is valued by the fund. Illiquid securities may be valued under methods approved by the fund's board of directors as reflecting fair value. The fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the fund's board of directors as reflecting fair value. Certain restricted securities eligible for resale to qualified institutional investors, including rule 144A securities, are not subject to the limitation on a fund's investment in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the fund's board of directors. As of August 31, 2010, the fund held 19 illiquid securities, the value of which was $8,306,688, which represents 10.5% of total net assets.

Information concerning illiquid securities, including restricted securities considered to be illiquid, is as follows:

Securities	Par	Date Acquired	Cost Basis
Banc of America Alternative Loan Trust, Series 2007-1, Class 2A2, 5.87%, 4/25/37	$768,315	10/07	$753,342
Banc of America Funding, Series 2007-4, Class 1A2, 5.50%, 6/25/37	749,012	9/07	721,600
Bear Stearns Commercial Mortgage Securities, Series 2007-T28, Class D, 6.17%, 9/11/42	475,000	10/07	451,174
California Federal Bank of Los Angeles, Series 1991-CI2, Class A, 6.15%, 7/15/21	10,429	7/93	4,060
Citicorp Mortgage Securities, Series 2004-5, Class B3, 5.30%, 8/25/34	2,719,345	8/05	1,144,548
Goldman Sachs Mortgage Loan Trust, 4.21%, 1/25/35, Series 2005-AR1, Class B1	1,315,166	5/06	1,280,767
5.74%, 5/25/35, Series 2005-4F, Class B1	2,432,966	5/06	1,278,372
6.83%, 3/25/43, Series 2003-1, Class B2	1,578,777	5/03	1,692,535
Impac Secured Assets Corporation, Series 2000-3, Class M1, 8.00%, 10/25/30	557,786	3/08	480,662
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class C, 5.33%, 7/12/38	500,000	10/07	479,290
Nomura Asset Acceptance Corporation, Series 2004-R2, Class B1, 6.74%, 10/25/34	1,001,473	9/04	1,034,682
Prime Mortgage Trust, Series 2004-2, 5.13%, 11/25/19, Class B2	277,784	11/04	275,090
5.13%, 11/25/19, Class B3	208,177	11/04	203,259

American Income Fund | 2010 Annual Report

Securities	Par	Date Acquired	Cost Basis
Residential Accredit Loans,
5.00%, 6/25/18, Series 2003-QS12, Class M1	$624,026	11/05	$614,025
5.00%, 9/25/19, Series 2004-QS13, Class M3	265,332	9/08	135,757
Residential Asset Mortgage Products, Series 2003-SL1, Class M2, 7.31%, 4/25/31	817,108	10/03	135,747
Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-MS9, Class CB2, 7.47%, 4/25/33	314,652	11/03	329,579
Wells Fargo Mortgage-Backed Securities Trust,
4.72%, 7/25/19, Series 2004-7, Class B2	489,395	8/04	480,111
4.72%, 7/25/19, Series 2004-7, Class B3	367,212	8/04	354,184

Reverse Repurchase Agreements

Reverse repurchase agreements involve the sale of a portfolio-eligible security by the fund coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements may increase volatility of the fund's net asset value and involve the risk that interest costs on money borrowed may exceed the return on securities purchased with that borrowed money. Reverse repurchase agreements are considered to be borrowings by the fund and are subject to the fund's overall restriction on borrowing, under which it must maintain asset coverage of at least 300%. For the year ended August 31, 2010, the weighted average borrowings outstanding were $20,355,420. The weighted average interest rate paid by the fund on such borrowings was 0.31%.

Repurchase Agreements

For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate balance of which is invested in repurchase agreements secured by U.S. Government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. All agreements require that the daily market value of the collateral be in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default. As of August 31, 2010, the fund had no outstanding repurchase agreements.

Deferred Compensation Plan

Under a Deferred Compensation Plan (the "Plan"), non-interested directors of the First American Family of Funds may participate and elect to defer receipt of part or all of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of open-end First American Funds, as designated by each director. All amounts in the Plan are 100% vested and accounts under the Plan are obligations of the fund. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from these estimates.

Events Subsequent to Fiscal Year End

Management has evaluated fund related events and transactions that occurred subsequent to August 31, 2010, through the date of issuance of the funds' financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the funds' financial statements.

American Income Fund | 2010 Annual Report

Notes to Financial Statements

(3) Fees and Expenses
   Investment Advisory Fees

Pursuant to an investment advisory agreement (the "Agreement"), FAF Advisors, a subsidiary of U.S. Bank National Association ("U.S. Bank"), manages the fund's assets and furnishes related office facilities, equipment, research, and personnel. The Agreement provides FAF Advisors with a monthly investment advisory fee in an amount equal to an annualized rate of 0.65% of the fund's average weekly net assets. For its fee, FAF Advisors provides investment advice and, in general, conducts the management and investment activities of the fund.

The fund may invest in related money market funds that are a series of First American Funds, Inc., subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to FAF Advisors, which acts as the investment advisor to both the fund and the related money market funds, FAF Advisors will reimburse the fund an amount equal to that portion of FAF Advisors' investment advisory fee received from the related money market funds that is attributable to the assets of the fund. These reimbursements, if any, are disclosed as "Fee reimbursements" in the Statement of Operations.

Administrative Fees

FAF Advisors serves as the fund's administrator pursuant to an administration agreement between FAF Advisors and the fund. Under this administration agreement, FAF Advisors receives a monthly administrative fee equal to an annualized rate of 0.10% of the fund's average weekly net assets. For its fee, FAF Advisors provides numerous services to the fund including, but not limited to, handling the general business affairs, financial and regulatory reporting, and various other services.

Custodian Fees

U.S. Bank serves as the fund's custodian pursuant to a custodian agreement with the fund. The custodian fee charged to the fund equals an annual rate of 0.005% of average weekly net assets. These fees are computed weekly and paid monthly.

Under this agreement, interest earned on uninvested cash balances is used to reduce a portion of the fund's custodian expenses. These credits, if any, are disclosed as "Indirect payments from custodian" in the Statement of Operations. Conversely, the custodian charges a fee for any cash overdrafts incurred, which will increase the fund's custodian expenses. For the year ended August 31, 2010, custodian fees were increased by $137 as a result of overdrafts and reduced by $30 as a result of interest earned.

Other Fees and Expenses

In addition to the investment advisory, administrative, and custodian fees the fund is responsible for paying most other operating expenses, including: legal, auditing and accounting services, postage and printing of shareholder reports, transfer agent fees and expenses, listing fees, outside directors' fees and expenses, insurance, interest, taxes, and other miscellaneous expenses. For the year ended August 31, 2010, legal fees and expenses of $4,900 were paid to a law firm of which an Assistant Secretary of the fund is a partner.

Expenses that are directly related to the fund are charged directly to the fund. Other operating expenses of the First American Family of Funds are allocated to the fund on several bases, including evenly across all funds, allocated based on relative net assets of all the funds within the First American Family of Funds, or a combination of both methods.

(4) Investment Security Transactions
   Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the year ended August 31, 2010, aggregated $299,153,680 and $297,805,838, respectively.

American Income Fund | 2010 Annual Report

(5) Indemnifications
   The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown. However, the fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

(6) New Accounting Pronouncements   On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standard Update for Fair Value Measurements and Disclosures: Improving Disclosures about Fair Value Measurements. The update provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires the funds to disclose purchases, sales, issuances and settlements on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2010. At this time management is evaluating the implications of the update and the impact to the financial statements.

(7) Nuveen Aquisition  On July 28, 2010, FAF Advisors, Inc. (the "Advisor") and its parent company, U.S. Bank National Association, entered into an agreement to sell a portion of the Advisor's asset management business to Nuveen Asset Management ("NAM"). Included in the sale will be that part of the Advisor's asset management business that advises the First American equity, fixed income, and asset allocation open-end funds, not including the First American money market funds. The Advisor will continue to serve as investment advisor to the First American closed-end funds (the "Closed-End Funds") after the sale. The sale is subject to the satisfaction of customary conditions, and is currently expected to close by the end of 2010.

On October 7, 2010, the Closed-End Funds' board of directors considered and approved new investment sub-advisory agreements between the Advisor and each of NAM and a NAM subsidiary (the "NAM entities"), under which the NAM entities will provide certain investment advisory services to the Closed-End Funds. The sub-advisory agreements will be submitted to their respective fund's shareholders for their approval and, if approved, will take effect upon the closing of the transaction (or such later time as shareholder approval is obtained). There will be no change in the Funds' investment objectives, policies, portfolio management teams, or expenses as a result of the sub-advisory arrangements between the Advisor and the NAM entities.

American Income Fund | 2010 Annual Report

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
American Income Fund, Inc.

We have audited the accompanying statements of assets and liabilities of American Income Fund, Inc. (the "fund"), including the schedule of investments, as of August 31, 2010, and the related statements of operations, cash flows, and changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Income Fund, Inc. at August 31, 2010, the results of its operations, its cash flows, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
October 22, 2010

American Income Fund | 2010 Annual Report

Notice to Shareholders | (unaudited)

TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN

The Dividend Reinvestment Plan is a convenient way to buy additional shares of the fund by automatically reinvesting dividends and capital gains. The plan is administered by Computershare Trust Company, N.A. ("Computershare"), the plan agent.

Eligibility/Participation

If you hold shares of the fund in your own name, you are an automatic participant in the plan unless you elect to withdraw. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the plan on your behalf.

Plan Administration

If you participate in the plan, you will receive the equivalent in shares of the fund as follow: (1) if the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds the fund's net asset value, participants will be issued fund shares at the higher of net asset value or 95% of the market price; or (2) if the market price is lower than net asset value, the plan agent will receive the dividend or capital gain distributions in cash and apply them to buy fund shares on your behalf in the open market, on the New York Stock Exchange or elsewhere, for your account. If the market price exceeds the net asset value of the fund's shares before the plan agent has completed its purchases, the average per-share purchase price paid by the plan agent may exceed the net asset value of the fund's shares. This would result in the acquisition of fewer shares than if the dividend or capital gain distributions had been paid in shares issued by the fund.

There is no direct charge for the reinvestment of dividends and capital gains, since Computershare's fees are paid for by the fund. However, if fund shares are purchased in the open market, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks.

Tax Information

Distributions invested in additional shares of the fund are subject to income tax, to the same extent as if received in cash. When shares are issued by the fund at a discount from market value, shareholders will be treated as having received distributions of an amount equal to the full market value of those shares. Shareholders, as required by the Internal Revenue Service, will receive a Form 1099-DIV regarding the federal tax status of the prior year's distributions.

Plan Withdrawal

If you hold your shares in your own name, you may terminate your participation in the plan at any time by giving written notice to Computershare, or by calling Computershare at 800.426.5523. Written instructions should include your name and address as they appear on the certificate or account.

If notice is received before the record date, all future distributions will be paid directly to the shareholder of record. If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account. In lieu of receiving a certificate, you may request the plan agent to sell part or all of your reinvested shares held by the agent at market price and remit the proceeds to you, net of any brokerage commissions. A $2.50 fee is charged by the plan agent upon any cash withdrawal or termination. If your shares are registered in your brokerage firm's name, you should contact your investment professional to terminate your participation.

American Income Fund | 2010 Annual Report

Notice to Shareholders | (unaudited)

Plan Amendment/Termination

The fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by Computershare with at least 90 days written notice to participants in the plan.

Any questions about the plan should be directed to your investment professional or to Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078, 800.426.5523.

TAX INFORMATION

The following per-share information describes the federal tax treatment of distributions made during the fiscal period. Distributions for the calendar year will be reported to you on Form 1099-DIV. Please consult a tax advisor on how to report these distributions at the state and local levels.

Common Share Income Distributions
(the fund designates the following as ordinary income)

Payable Date	Amount
September 23, 2009	$0.05750
October 21, 2009	0.06000
November 18, 2009	0.06000
December 16, 2009	0.06000
January 13, 2010	0.06250
February 17, 2010	0.06250
March 24, 2010	0.06250
April 21, 2010	0.06250
May 19, 2010	0.06250
June 23, 2010	0.06250
July 23, 2010	0.06250
August 25, 2010	0.06250
Total	0.73750

Shareholder Notification of Federal Tax Status:

The fund designates 0.16% of the ordinary income distributions during the fiscal period ended August 31, 2010 as dividends qualifying for the dividends received deduction available to corporate shareholders.

In addition, the fund designates 0.16% of the ordinary income distributions from net investment income during the fiscal period ended August 31, 2010 as qualifying dividend income available to individual shareholders under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Additional Information Applicable to Foreign Shareholders Only:

The percentage of taxable ordinary income distributions that are designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C) for the fund was 97.09%. The percentage of taxable ordinary income distributions that are designated as short term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C) for the fund was 0.00%.

HOW TO OBTAIN A COPY OF THE FUND'S PROXY VOTING POLICIES AND PROXY VOTING RECORD

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, as well as information regarding how the fund voted proxies relating to portfolio securities, is available without charge upon request by calling 800.677.3863 and on the U.S. Securities and Exchange Commission's website at www.sec.gov.

American income Fund | 2010 Annual Report

FORM N-Q HOLDINGS INFORMATION

The fund is required to file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the U.S. Securities and Exchange Commission on Form N-Q. The fund's Form N-Q is available without charge (1) upon request by calling 800.677.3863 and (2) on the Securities and Exchange Commission's website at www.sec.gov. In addition, you may review and copy the fund's Form N-Q at the Commission's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 800.SEC.0330.

QUARTERLY PORTFOLIO HOLDINGS

The fund will make portfolio holdings information publicly available by posting the information at FirstAmericanFunds.com on a quarterly basis. The fund will attempt to post such information within 10 business days of the calendar quarter-end.

CERTIFICATIONS

In December 2009, the fund's Chief Executive Officer submitted to the New York Stock Exchange ("NYSE") his annual certification required under Section 303A.12(a) of the NYSE corporate governance rules. The certifications of the fund's Principal Executive Officer and Principal Financial Officer required pursuant to Rule 30a-2 under the 1940 Act were filed with the fund's Form N-CSR filing and are available on the U.S. Securities and Exchange Commission's website at www.sec.gov.

APPROVAL OF THE FUND'S INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Fund (the "Board"), which is comprised entirely of independent directors, oversees the management of the Fund and, as required by law, determines annually whether to renew the Fund's advisory agreement with FAF Advisors, Inc. ("FAF Advisors").

At a meeting on May 3-4, 2010, the Board considered information relating to the Fund's investment advisory agreement with FAF Advisors (the "Agreement"). In advance of the meeting, the Board received materials relating to the Agreement, and had the opportunity to ask questions and request further information in connection with its consideration. At a subsequent meeting on June 15-17, 2010, the Board concluded its consideration of and approved the Agreement through June 30, 2011.

In considering the Agreement, the Board, advised by independent legal counsel, reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality and extent of FAF Advisors' services to the Fund, (2) the investment performance of the Fund, (3) the profitability of FAF Advisors related to the Fund, including an analysis of FAF Advisors' cost of providing services and comparative expense information, and (4) other benefits that accrue to FAF Advisors through its relationship with the Fund. When reviewing and approving investment company advisory contracts, boards of directors generally also consider the extent to which economies of scale will be realized as the investment company grows and whether fee levels reflect these economies of scale for the benefit of shareholders. The Board determined, however, that because the Fund is a closed-end fund which, absent a secondary offering, only issues new shares in connection with dividend reinvestments, a consideration of economies of scale was not relevant to its evaluation of the Agreement. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board's decision to approve the Agreement.

Before approving the Agreement, the independent directors met in executive session with their independent counsel on numerous occasions to consider the materials provided by FAF Advisors and the terms of the Agreement. Based

American Income Fund | 2010 Annual Report

Notice to Shareholders | (unaudited)

on its evaluation of those materials, the Board concluded that the Agreement is fair and in the best interests of the Fund's shareholders. In reaching its conclusions, the Board considered the following:

Nature, Quality and Extent of Investment Advisory Services

The Board examined the nature, quality and extent of the services provided by FAF Advisors to the Fund. The Board reviewed FAF Advisors' key personnel who provide investment advisory services to the Fund as well as the fact that, under the Agreement, FAF Advisors has the authority and responsibility to make and execute investment decisions for the Fund within the framework of the Fund's investment policies and restrictions, subject to review by the Board. The Board further considered that FAF Advisors' duties with respect to the Fund include: (i) investment research and security selection, (ii) adherence to (and monitoring compliance with) the Fund's investment policies and restrictions and the Investment Company Act of 1940, and (iii) monitoring the performance of the various organizations providing services to the Fund, including the Fund's sub-administrator, transfer agent and custodian. Finally, the Board considered FAF Advisors' representation that the services provided by FAF Advisors under the Agreement are the type of services customarily provided by investment advisors in the fund industry. The Board also considered compliance reports about FAF Advisors from the Fund's Chief Compliance Officer.

Based on the foregoing, the Board concluded that the Fund is likely to benefit from the nature, quality and extent of the services provided by FAF Advisors under the Agreement.

Investment Performance of the Fund

The Board considered the performance of the Fund on a gross-of-expenses basis, including how the Fund performed versus the median performance of a group of comparable funds selected by an independent data service (the "performance universe") and how the Fund performed versus its benchmark index for the one-, three- and five-year periods ending February 28, 2010.

The Board noted that the Fund outperformed its benchmark index for the one- and five-year periods, though the Fund underperformed its benchmark index for the three-year period. The Board also noted that the Fund outperformed or equaled its performance universe median for the one- and three-year periods, although the Fund underperformed its performance universe median for the five-year period. In light of the foregoing, the Board concluded it would be in the interest of the Fund and its shareholders to renew the Agreement.

Costs of Services and Profits Realized by FAF Advisors

The Board reviewed FAF Advisors' costs in serving as the Fund's investment manager, including the costs associated with the personnel and systems necessary to manage the Fund. The Board also considered the profitability of FAF Advisors and its affiliates resulting from their relationship with the Fund. The Board compared fee and expense information for the Fund to fee and expense information for comparable funds managed by other advisors. The Board also reviewed advisory fees for other funds advised or sub-advised by FAF Advisors and for private accounts managed by FAF Advisors. The Board found that while the management fees for FAF Advisors' institutional separate accounts are generally lower than the management fees charged by FAF Advisors to investment companies, investment companies receive additional services from FAF Advisors that separate accounts do not receive.

Using information provided by an independent data service, the Board also evaluated the Fund's advisory fee compared to the median advisory fee for other funds similar in size, character and investment strategy and the Fund's total expense ratio compared to the median total expense ratio of comparable funds. The Board noted that the Fund's advisory fee and total expense ratio both were lower than the peer group median advisory fee and median total expense ratio. The Board concluded that the Fund's advisory fee and total expense ratio are reasonable in light of the services provided.

Other Benefits to FAF Advisors

In evaluating the benefits that accrue to FAF Advisors through its relationship with the Fund, the Board noted that FAF Advisors and certain of its affiliates serve the Fund in various capacities, including as investment advisor, administrator and custodian, and receive compensation from the Fund in connection with providing services to the Fund. The Board considered that each service provided to the Fund by FAF Advisors or one of its affiliates is pursuant to a written agreement, which the Board evaluates periodically as required by law.

After full consideration of these factors, the Board concluded that approval of the Agreement was in the interest of the Fund and its shareholders.

American Income Fund | 2010 Annual Report

Directors and Officers of the Funds

Independent Directors

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director†
Benjamin R. Field III P.O. Box 1329 Minneapolis, MN 55440-1329 (1938)	Director	Directors serve for a one-year term that expires as the next annual meeting of shareholders. Director of MRF since September 2003	Retired	First American Funds Complex: twelve registered investment companies, including fifty-five portfolios	None

Roger A. Gibson P.O. Box 1329 Minneapolis, MN 55440-1329 (1946)	Director	Directors serve for a one-year term that expires as the next annual meeting of shareholders. Director of MRF since October 1997	Director, Charterhouse Group, Inc., a private equity firm, since October 2005; Advisor/Consultant, Future FreightTM, a logistics/supply chain company; Director, Towne Airfreight; non-profit board member; prior to retirement in 2005, served in several executive positions for United Airlines, including Vice President and Chief Operating Officer – Cargo; Independent Director, First American Fund Complex since 1997	First American Funds Complex: twelve registered investment companies, including fifty-five portfolios	None

Victoria J. Herget P.O. Box 1329 Minneapolis, MN 55440-1329 (1951)	Director	Directors serve for a one-year term that expires as the next annual meeting of shareholders. Director of MRF since September 2003	Investment consultant and non-profit board member; Board Chair, United Educators Insurance Company	First American Funds Complex: twelve registered investment companies, including fifty-five portfolios	None

John P. Kayser P.O. Box 1329 Minneapolis, MN 55440-1329 (1949)	Director	Directors serve for a one-year term that expires as the next annual meeting of shareholders. Director of MRF since October 2006	Retired	First American Funds Complex: twelve registered investment companies, including fifty-five portfolios	None

Leonard W. Kedrowski P.O. Box 1329 Minneapolis, MN 55440-1329 (1941)	Director	Directors serve for a one-year term that expires as the next annual meeting of shareholders. Director of MRF since November 1993	Owner and President, Executive and Management Consulting, Inc., a management consulting firm; Board member, GC McGuiggan Corporation (dba Smyth Companies), a label printer; Member, investment advisory committee, Sisters of the Good Shepherd	First American Funds Complex: twelve registered investment companies, including fifty-five portfolios	None

Richard K. Riederer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Director	Directors serve for a one-year term that expires as the next annual meeting of shareholders. Director of MRF since August 2001	Owner and Chief Executive Officer, RKR Consultants, Inc., a consulting company providing advice on business strategy, mergers and acquisitions; non-profit board member since 2005	First American Funds Complex: twelve registered investment companies, including fifty-five portfolios	Cliffs Natural Resources, Inc. (a producer of iron ore pellets and coal)

Joseph D. Strauss P.O. Box 1329 Minneapolis, MN 55440-1329 (1940)	Director	Directors serve for a one-year term that expires as the next annual meeting of shareholders. Director of MRF since April 1991	Attorney At Law, Owner and President, Strauss Management Company, a Minnesota holding company for various organizational management business ventures; Owner, Chairman, and Chief Executive Officer, Community Resource Partnerships, Inc., a corporation engaged in strategic planning, operations management, government relations, transportation planning, and public relations; Owner, Chairman, and Chief Executive Officer, ExcensusTM, LLC, a demographic planning and application development firm	First American Funds Complex: twelve registered investment companies, including fifty-five portfolios	None

American Income Fund | 2010 Annual Report

Notice to Shareholders | (unaudited)

Independent Directors—concluded

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director†
Virginia L. Stringer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Chair; Director	Directors serve for a one-year term that expires as the next annual meeting of shareholders. Chair of MRF's Board since September 1997; Director of MRF since September 1987	Board member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute's Independent Directors Council; Governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm	First American Funds Complex: twelve registered investment companies, including fifty-five portfolios	None

James M. Wade P.O. Box 1329 Minneapolis, MN 55440-1329 (1943)	Director	Directors serve for a one-year term that expires as the next annual meeting of shareholders. Director of MRF since August 2001	Owner and President, Jim Wade Homes, a homebuilding company	First American Funds Complex: twelve registered investment companies, including fifty-five portfolios	None

†Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

American Income Fund | 2010 Annual Report

Officers

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Thomas S. Schreier, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1962)*	President	Re-elected by the Board annually; President of MRF since February 2001	Chief Executive Officer, FAF Advisors, Inc.; Chief Investment Officer, FAF Advisors, Inc., since September 2007

Jeffery M. Wilson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1956)*	Vice President – Administration	Re-elected by the Board annually; Vice President – Administration of MRF since October 2000	Senior Vice President, FAF Advisors, Inc.

Charles D. Gariboldi, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1959)*	Treasurer	Re-elected by the Board annually; Treasurer of MRF since December 2004	Mutual Funds Treasurer, FAF Advisors, Inc.

Jill M. Stevenson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1965)*	Assistant Treasurer	Re-elected by the Board annually; Assistant Treasurer of MRF since September 2005	Mutual Funds Assistant Treasurer, FAF Advisors, Inc., since September 2005; prior thereto, Director and Senior Project Manager, FAF Advisors, Inc.

David H. Lui FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1960)*	Chief Compliance Officer	Re-elected by the Board annually; Chief Compliance Officer of MRF since February 2005	Chief Compliance Officer, FAF Advisors, Inc.

Cynthia C. DeRuyter FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1973)*	Anti-Money Laundering Officer	Re-elected by the Board annually; Anti-Money Laundering Officer of MRF since June 2010	Compliance Director, FAF Advisors, Inc., since March 2010; prior thereto, Compliance Manager, RSM McGladrey, Inc., since March 2006; prior thereto, Compliance Manager, FAF Advisors, Inc.

Kathleen L. Prudhomme FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1953)*	Secretary	Re-elected by the Board annually; Secretary of MRF since December 2004, prior thereto, Assistant Secretary of MRF since October 2000	Deputy General Counsel, FAF Advisors, Inc.

James D. Alt Dorsey & Whitney LLP 50 South Sixth Street Suite 1500, Minneapolis, MN 55402 (1951)	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of MRF since December 2004; prior thereto, Secretary of MRF since June 2002; Assistant Secretary of MRF from September 1999 through June 2002	Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm

Richard J. Ertel FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1967)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of MRF since June 2006 and from June 2003 through August 2004	Counsel, FAF Advisors, Inc., since May 2006; prior thereto, Counsel, Ameriprise Financial Services, Inc., from September 2004 to May 2006

Michael W. Kremenak FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1978)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of MRF since February 2009	Counsel, FAF Advisors, Inc., since January 2009; prior thereto, Associate, Skadden, Arps, Slate, Meagher & Flom LLP, a New York City-based law firm, from September 2005 to January 2009

*Messrs. Schreier, Wilson, Gariboldi, Lui, Ertel and Kremenak, Mses. Stevenson, DeRuyter and Prudhomme are each officers and/or employees of FAF Advisors, Inc., which serves as investment adviser and administrator for the fund.

American Income Fund | 2010 Annual Report

First American Funds' Privacy Policy

We want you to understand what information we collect and how it's used.

"Nonpublic personal information" is nonpublic information that we obtain while providing financial products or services to you.

Why we collect your information

We gather nonpublic personal information about you and your accounts so that we can:

•  Know who you are and prevent unauthorized access to your information.

•  Comply with the laws and regulations that govern us.

The types of information we collect

We may collect the following nonpublic personal information about you:

•  Information about your identity, such as your name, address, and social security number.

•  Information about your transactions with us.

•  Information you provide on applications, such as your beneficiaries and banking information, if provided to us.

Confidentiality and security

We require our service providers to restrict access to nonpublic personal information about you to those employees who need that information in order to provide products or services to you. We also require them to maintain physical, electronic, and procedural safeguards that comply with applicable federal standards and regulations to guard your information.

What information we disclose

We may share all of the nonpublic personal information that we collect about you with our affiliated providers of financial services, including our family of funds and their advisor, and with companies that perform marketing services on our behalf.

We're permitted by law to disclose nonpublic personal information about you to other third parties in certain circumstances. For example, we may disclose nonpublic personal information about you to affiliated and nonaffiliated third parties to assist us in servicing your account (e.g., mailing of fund-related materials) and to government entities (e.g., IRS for tax purposes).

We'll continue to adhere to the privacy policies and practices described here even after your account is closed or becomes inactive.

Additional rights and protections

You may have other privacy protections under applicable state laws. To the extent that these state laws apply, we will comply with them when we share information about you. This privacy policy does not apply to your relationship with other financial service providers, such as broker-dealers. We may amend this privacy notice at any time, and we will inform you of changes as required by law.

Our pledge applies to products and services offered by:

• First American Funds, Inc.
• First American Investment Funds, Inc.
• First American Strategy Funds, Inc.
• American Strategic Income Portfolio Inc.
• American Strategic Income Portfolio Inc. II
• American Strategic Income Portfolio Inc. III
• American Select Portfolio Inc.
• American Municipal Income Portfolio Inc.
• Minnesota Municipal Income Portfolio Inc.
• First American Minnesota Municipal Income Fund II, Inc.
• American Income Fund, Inc.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

American Income Fund | 2010 Annual Report

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BOARD OF DIRECTORS

Virginia Stringer

Chairperson of American Income Fund, Inc.
Governance Consultant; Chair Emeritus of Saint Paul Riverfront Corporation;
former Owner and President of Strategic Management Resources, Inc.

Benjamin Field III

Director of American Income Fund, Inc.
Retired; former Senior Financial Advisor, Senior Vice President,
Chief Financial Officer, and Treasurer of Bemis Company, Inc.

Roger Gibson

Director of American Income Fund, Inc.
Director of Charterhouse Group, Inc.

Victoria Herget

Director of American Income Fund, Inc.
Investment Consultant; Chair of United Educators Insurance Company;
former Managing Director of Zurich Scudder Investments

John Kayser

Director of American Income Fund, Inc.
Retired; former Principal, Chief Financial Officer, and Chief Administrative
Officer of William Blair & Company, LLC

Leonard Kedrowski

Director of American Income Fund, Inc.
Owner and President of Executive and Management Consulting, Inc.

Richard Riederer

Director of American Income Fund, Inc.
Owner and Chief Executive Officer of RKR Consultants, Inc.

Joseph Strauss

Director of American Income Fund, Inc.
Owner and President of Strauss Management Company

James Wade

Director of American Income Fund, Inc.
Owner and President of Jim Wade Homes

American Income Fund's Board of Directors is comprised entirely of independent directors.

P.O. Box 1330

Minneapolis, MN 55440-1330

American Income Fund

2010 Annual Report

FAF Advisors, Inc., is a wholly owned subsidiary of U.S. Bank National Association, which is a wholly owned subsidiary of U.S. Bancorp.

This document is printed on paper containing 10% postconsumer waste.

10/2010    0394-10 MRF-AR

Item 2—Code of Ethics

The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the registrant’s code of ethics that apply to the registrant’s principal executive officer and principal financial officer and that relate to any element of the code of ethics definition enumerated in this Item. During the period covered by this report, the registrant did not grant any waivers, including implicit waivers, from any provision of its code of ethics that apply to the registrant’s principal executive officer or principal financial officer. The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by calling 1-800-677-3863.

Item 3—Audit Committee Financial Expert

The registrant’s Board of Directors has determined that Leonard W. Kedrowski, Benjamin R. Field III, John P. Kayser, and Richard K. Riederer, members of the registrant’s Audit Committee, are each an “audit committee financial expert” and are “independent,” as these terms are defined in this Item.

Item 4—Principal Accountant Fees and Services

(a)                      Audit Fees - Ernst & Young LLP (“E&Y”) billed the registrant audit fees totaling $33,335 in the fiscal year ended August 31, 2010 and $26,954 in the fiscal year ended August 31, 2009, including fees associated with the annual audit, SEC Rule 17f-2 security count filings and filings of the registrant’s Form N-CSR.

(b)                     Audit-Related Fees — E&Y billed the registrant audit-related fees totaling $2,774 in the fiscal year ended August 31, 2010 and $5,630 in the fiscal year ended August 31, 2009, including fees associated with the semi-annual review of fund disclosures.

(c)                      Tax Fees - E&Y billed the registrant fees of $8,840 in the fiscal year ended August 31, 2010 and $5,068 in the fiscal year ended August 31, 2009 for tax services, including tax compliance, tax advice and tax planning. Tax compliance, tax advice and tax planning services primarily related to preparation of original and amended tax returns, timely RIC qualification reviews, and tax distribution analysis and planning.

(d)                     All Other Fees - There were no fees billed by E&Y for other services to the registrant during the fiscal years ended August 31, 2010 and August 31, 2009.

(e)(1)        The audit committee’s pre-approval policies and procedures pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X are set forth below:

Audit Committee policy regarding pre-approval of services provided by the Independent Auditor

The Audit Committee of the First American Funds (“Committee”) has responsibility for ensuring that all services performed by the independent audit firm for the funds do not impair the firm’s independence. This review is intended to provide reasonable oversight without removing management from its responsibility for day-to-day operations. In this regard, the Committee should:

•                  Understand the nature of the professional services expected to be provided and their impact on auditor independence and audit quality

•                  Examine and evaluate the safeguards put into place by the Company and the auditor to safeguard independence

•                  Meet quarterly with the partner of the independent audit firm

•                  Consider approving categories of service that are not deemed to impair independence for a one-year period

It is important that a qualitative rather than a mere quantitative evaluation be performed by the Committee in discharging its responsibilities.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the Committee will review and consider whether to pre-approve the financial plan for audit fees as well as categories of audit-related and non-audit services that may be performed by the funds’ independent audit firm directly for the funds. At least annually the Committee will receive a report from the independent audit firm of all audit and non-audit services, which were approved during the year.

The engagement of the independent audit firm for any non-audit service requires the written pre-approval of the Treasurer of the funds and all non-audit services performed by the independent audit firm will be disclosed in the required SEC periodic filings.

In connection with the Committee review and pre-approval responsibilities, the review by the Committee will consist of the following:

Audit Services

The categories of audit services and related fees to be reviewed and considered for pre-approval annually by the Committee or its delegate include the following:

•                  Annual Fund financial statement audits

•                  Seed audits (related to new product filings, as required)

•                  SEC and regulatory filings and consents

Audit-related Services

In addition, the following categories of audit-related services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•                  Accounting consultations

•                  Fund merger support services

•                  Other accounting related matters

•                  Agreed Upon Procedure Reports

•                  Attestation Reports

•                  Other Internal Control Reports

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.

Tax Services

The following categories of tax services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•                  Tax compliance services related to the filing or amendment of the following:

•                  Federal, state and local income tax compliance, and

•                  Sales and use tax compliance

•                  Timely RIC qualification reviews

•                  Tax distribution analysis and planning

•                  Tax authority examination services

•                  Tax appeals support services

•                  Accounting methods studies

•                  Fund merger support services

•                  Tax consulting services and related projects

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.

Other Non-audit Services

The SEC auditor independence rules adopted in response to the Sarbanes-Oxley Act specifically allow certain non-audit services. Because of the nature of these services, none of these services may be commenced by the independent audit firm without the prior approval of the Committee. The Committee may delegate this responsibility to one or more of the Committee members, with the decisions presented to the full Committee at the next scheduled meeting.

Proscribed Services

In accordance with SEC rules on independence, the independent audit firm is prohibited from performing services in the following categories of non-audit services:

•                  Management functions

•                  Accounting and bookkeeping services

•                  Internal audit services

•                  Financial information systems design and implementation

•                  Valuation services supporting the financial statements

•                  Actuarial services supporting the financial statements

•                  Executive recruitment

•                  Expert services (e.g., litigation support)

•                  Investment banking

Policy for Pre-approval of Non-Audit Services Provided to Other Entities within the Investment Company Complex

The Committee is also responsible for pre-approving certain non-audit services provided to FAF Advisors, Inc., U.S. Bank N.A., Quasar Distributors, U.S. Bancorp Fund Services, LLC and any other entity under common control with FAF Advisors, Inc., that provides ongoing services to the funds. The only non-audit services provided to these entities which require pre-approval are those services that relate directly to the operations and financial reporting of the funds.

Although the Committee is not required to pre-approve all services provided to FAF Advisors, Inc. and other affiliated service providers, the Committee will annually receive a report from the independent audit firm on the aggregate fees for all services provided to U.S. Bancorp and affiliates.

(e)(2)        All of the services described in paragraphs (b) through (d) of this Item 4 were pre-approved by the audit committee.

(f)                        All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)                     The aggregate non-audit fees billed by E&Y to the registrant, the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, totaled $346,224, in the fiscal year ended August 31, 2010 and $169,811 in the fiscal year ended August 31, 2009.

(h)                     The registrant’s audit committee has determined that the provision of non-audit services to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved is compatible with maintaining E&Y’s independence.

Item 5—Audit Committee of Listed Registrants

(a)                      The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of such audit committee are Leonard W. Kedrowski, Benjamin R. Field III, John P. Kayser, and Richard K. Riederer. Virginia L. Stringer, Chair of the Board of Directors, serves ex officio as a non-voting member of such committee.

(b)                     Not applicable.

Item 6—Schedule of Investments

(a)                      The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)                     Not applicable.

Item 7—Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The registrant has delegated the voting of proxies relating to its voting securities to its investment adviser, FAF Advisors, Inc. (“FAF Advisors”). The proxy voting policies and procedures of FAF Advisors are as follows:

General Principles

FAF Advisors, Inc. (“FAF Advisors”) is the investment adviser for the First American family of mutual funds (the “Funds”) and for institutional and other separately managed accounts (collectively, with the Funds, “Client Accounts”). As such, Client Accounts may confer upon FAF Advisors complete discretion to vote proxies.  It is FAF Advisors’ duty to vote proxies in the best interests of its clients. In voting proxies, FAF Advisors also seeks to maximize total investment return for its clients.

In the event that FAF Advisors contracts with another investment adviser to act as a sub-adviser for a Client Account, FAF Advisors may delegate proxy voting responsibility to the sub-adviser. Where FAF has delegated proxy voting responsibility, the sub-adviser will be responsible for developing and adhering to its own proxy voting policies, subject to oversight by FAF Advisors.

FAF Advisors’ Investment Policy Committee (“IPC”), comprised of the firm’s most senior investment professionals, is charged with oversight of the proxy voting policies and procedures. The IPC is responsible for (1) approving the proxy voting policies and procedures, and (2) oversight of the activities of FAF Advisors’ Proxy Voting Administration Committee (“PVAC”). The PVAC is responsible for providing an administrative framework to facilitate and monitor FAF Advisors’ exercise of its fiduciary duty to vote client proxies and fulfill the obligations of reporting and recordkeeping under the federal securities laws.

Policies

The IPC, after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of clients, has approved and adopted the proxy voting policies of Institutional Shareholder Services, Inc. (“ISS”), a leading national provider of proxy voting administrative and research services. As a result, such policies set forth FAF Advisors’ positions on recurring proxy issues and criteria for addressing non-recurring issues. These policies are reviewed periodically by ISS, and therefore are subject to change. Even though it has adopted ISS’ policies, FAF Advisors maintains the fiduciary responsibility for all proxy voting decisions.

Procedures

A.  Supervision of Proxy Voting Service

The PVAC shall supervise the relationship with FAF Advisors’ proxy voting service, ISS. ISS apprises FAF Advisors of shareholder meeting dates, provides research on proxy proposals and voting recommendations, and casts the actual proxy votes. ISS also serves as FAF Advisors’ proxy voting record keeper and generates reports on how proxies were voted.

B.  Conflicts of Interest

As an affiliate of U.S. Bancorp, a large multi-service financial institution, FAF Advisors recognizes that there are circumstances wherein it may have a perceived or real conflict of interest in voting the proxies of issuers or proxy proponents (e.g., a special interest group) who are clients or potential clients of some part of the U.S. Bancorp enterprise. Directors and officers of such companies may have personal or familial relationships with the U.S. Bancorp enterprise and/or its employees that could give rise to potential conflicts of interest.

FAF Advisors will vote proxies in the best interest of its clients regardless of such real or perceived conflicts of interest. By adopting ISS’ policies, FAF Advisors believes the risk related to conflicts will be minimized.

To further minimize this risk, the IPC will review ISS’ conflict avoidance policy at least annually to ensure that it adequately addresses both the actual and perceived conflicts of interest the proxy voting service may face.

In the event that ISS faces a material conflict of interest with respect to a specific vote, the PVAC shall direct ISS how to vote. The PVAC shall receive voting direction from the Head of Equity Research, who will seek voting direction from appropriate investment personnel. Before doing so, however, the PVAC will confirm that FAF Advisors faces no material conflicts of its own with respect to the specific proxy vote.

If the PVAC concludes that a material conflict does exist, it will recommend to the IPC a course of action designed to address the conflict. Such actions could include, but are not limited to:

1.   Obtaining instructions from the affected client(s) on how to vote the proxy;

2.   Disclosing the conflict to the affected client(s) and seeking their consent to permit FAF Advisors to vote the proxy;

3.   Voting in proportion to the other shareholders;

4.   Recusing an IPC member from all discussion or consideration of the matter, if the material conflict is due to such person’s actual or potential conflict of interest; or

5.   Following the recommendation of a different independent third party.

In addition to all of the above, members of the IPC and the PVAC must notify FAF Advisors’ Chief Compliance Officer of any direct, indirect or perceived improper influence exerted by any employee, officer or director within the U.S. Bancorp enterprise or First American Fund complex with regard to how FAF Advisors should vote proxies. The Chief Compliance Officer will investigate the allegations and will report the findings to FAF Advisors’ Chief Executive Officer and the General Counsel. If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the U.S. Bancorp enterprise, or notification of the appropriate regulatory authorities. In all cases, the IPC shall not consider any improper influence in determining how to vote proxies, and will vote in the best interests of clients.

C.  Proxy Vote Override

From time to time, a Portfolio Manager may initiate action to override the ISS recommendation for a particular vote. Any such override shall be reviewed by FAF Advisors’ Legal Department for material conflicts. If the Legal Department determines that no material conflicts exist, the approval of one investment professional on the IPC or the Head of Equity Research shall authorize the override.  If a material conflict exists the conflict, and, ultimately, the override recommendation will be addressed pursuant to the procedures described above under “Conflicts of Interest.”

D.  Securities Lending

In order to generate incremental revenue, some clients may participate in U.S. Bank’s securities lending program.  If a client has elected to participate in the lending program then it will not have the right to vote the proxies of any securities that are on loan as of the shareholder meeting record date.  A client, or a Portfolio Manager, may place restrictions on loaning securities and/or recall a security on loan at any time.  Such actions must be affected prior to the record date for a meeting if the purpose for the restriction or recall is to secure the vote.

Portfolio Managers and/or Analysts who become aware of upcoming proxy issues relating to any securities in portfolios they manage, or issuers they follow, will consider the desirability of recalling the affected securities that are on loan or restricting the affected securities prior to the record date for the matter. If the proxy issue is determined to be material, and the determination is made prior to the shareholder meeting record date the Portfolio Manager(s) will contact the Securities Lending Department to recall securities on loan or restrict the loaning of any security held in any portfolio they manage, if they determine that it is in the best interest of shareholders to do so. Training regarding the process to recall securities on loan or restrict the loaning of securities is given to all Portfolio Managers and Analysts.

E.  Proxy Voting for ERISA Clients

In the event that a proxy voting issue arises for an ERISA client, FAF Advisors is prohibited from voting shares with respect to any issue advanced by a party in interest, such as U.S. Bancorp or any of the First American Funds.

F.  Sub-advisor Oversight

FAF Advisors is responsible for oversight of the sub-advisors’ proxy voting activities related to Client Accounts. Consistent with its oversight responsibilities, FAF Advisors has adopted the following sub-advisor oversight policies and procedures:

1.               Prior to approval of any sub-advisory contract by the Board of Directors of the Funds or FAF Advisors, as applicable, the IPC reviews the sub-advisor’s proxy voting policy (each a “Sub-Advisor Policy”) to ensure that such Sub-Advisor Policy is designed in the best interests of FAF Advisors’ clients. Thereafter, at least annually, the IPC reviews and approves material changes to each Sub-Advisor Policy.

2.               On a quarterly basis, the PVAC will request and review reports from each sub-advisor reflecting any overrides of its Sub-Advisor Policy or conflicts of interest addressed during the previous quarter, and other matters the PVAC deems appropriate. Any material issues arising from such review will be reported to the IPC and the Board of Directors of the Funds.

G.  Proxy Voting Records

As required by Rule 204-2 of the Investment Company Act of 1940, FAF Advisors shall make and retain five types of records relating to proxy voting; (1) proxy voting policies and procedures; (2) proxy statements received for client and fund securities; (3) records of votes cast on behalf of clients and funds; (4) records of written requests for proxy voting information and written responses from the advisor to either a written or oral request; and (5) any documents prepared by the advisor that were material to making a proxy voting decision or that memorialized the basis for the decision.  FAF Advisors may rely on ISS to make and retain on our behalf records pertaining to the rule.

Each sub-advisor shall be responsible for making and retaining all proxy voting records required by the rule and shall provide them to FAF Advisors upon request.

H.  Fund of Funds Provision

In instances where FAF Advisors provides investment advice to a fund of funds that acquires shares of affiliated funds or three percent or more of the outstanding voting securities of an unaffiliated fund, the acquiring fund shall vote the shares in the same proportion as the vote of all other shareholders of the acquired fund.  If compliance with this policy results in a vote of any shares in a manner different than the ISS recommendation, such vote will not require compliance with the Proxy Vote Override procedures set forth above.

I.  Review and Reports

The PVAC shall maintain a review schedule. The schedule shall include reviews for the proxy voting policy (including the policies of any sub-advisor), the proxy voting record, account maintenance, and other reviews as deemed appropriate by the PVAC. The PVAC shall review the schedule at least annually.

The PVAC will report to the IPC with respect to all identified conflicts and how they were addressed. These reports will include all Client Accounts, including those that are sub-advised. With respect to the review of votes cast on behalf of investments by the Funds, such review will also be reported to the Board of Directors of the Funds at each of their regularly scheduled meetings.

J.  Vote Disclosure to Shareholders

FAF Advisors shall disclose its proxy voting record on the Funds’ website at www.firstamericanfunds.com and/or on the SEC’s website at www.sec.gov. Additionally, shareholders can receive, on request, the voting records for the Funds by calling a toll free number (1-800-677-3863).

FAF Advisors’ institutional and separately managed account clients can contact their relationship manager for more information on FAF Advisors’ policies and the proxy voting record for their account. The information available includes name of issuer, ticker/CUSIP, shareholder meeting date, description of item and FAF Advisors’ vote.

K.  Form N-PX

FAF Advisors will cause Form N-PX to be filed with the Securities and Exchange Commission, and ensure that any other proxy voting-related filings as required by regulation or contract are timely made.

RiskMetrics Group’s U.S. Proxy Voting Guidelines Concise Summary

(Digest of Selected Key Guidelines)

January 22, 2010

1. Routine/Miscellaneous:

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

•                  An auditor has a financial interest in or association with the company, and is therefore not independent;

•                  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•                  Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•                  Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•                  Non-audit (“other”) fees exceed audit fees + audit-related fees + tax compliance/preparation fees

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

•                  The tenure of the audit firm;

•                  The length of rotation specified in the proposal;

•                  Any significant audit-related issues at the company;

•                  The number of Audit Committee meetings held each year;

•                  The number of financial experts serving on the committee; and

•                  Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. Board of Directors:

Votes on director nominees should be determined on a CASE-BY-CASE basis.

Four fundamental principles apply when determining votes on director nominees:

Board Accountability

Board Responsiveness

Director Independence

Director Competence

Board Accountability

Problematic Takeover Defenses

VOTE WITHHOLD/AGAINST(1) the entire board of directors (except new nominees(2), who should be considered on a CASE-by-CASE basis), if:

•                  The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election — any or all appropriate nominees (except new) may be held accountable;

•                  The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote withhold/against every year until this feature is removed;

•                  The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov 19, 2009);

•                  The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-By-CASE on all nominees if the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•                  The date of the pill’s adoption relative to the date of the next meeting of shareholders- i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•                  The issuer’s rationale;

•                  The issuer’s governance structure and practices; and

•                  The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•                  The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

•                  The company receives an adverse opinion on the company’s financial statements from its auditor; or

•                  There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-by-CASE on members of the Audit Committee and/or the full board if:

•                  Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices

VOTE WITHHOLD/AGAINST the members of the Compensation Committee and potentially the full board if:

•                  There is a negative correlation between chief executive pay and company performance (see Pay for Performance Policy);

(1)          In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

(2)          A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If RMG cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

•                  The company reprices underwater options for stock, cash, or other consideration without prior shareholder approval, even if allowed in the firm’s equity plan;

•                  The company fails to submit one-time transfers of stock options to a shareholder vote;

•                  The company fails to fulfill the terms of a burn rate commitment made to shareholders;

•                  The company has problematic pay practices. Problematic pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Other Problematic Governance Practices

VOTE WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered on a CASE-by-CASE basis), if:

•                  The company’s proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved. If this information cannot be obtained, withhold from all incumbent directors;

•                  The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:

• A classified board structure;

• A supermajority vote requirement;

• Majority vote standard for director elections with no carve out for contested elections;

• The inability for shareholders to call special meetings;

• The inability for shareholders to act by written consent;

• A dual-class structure; and/or

• A non-shareholder approved poison pill.

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

•                  Material failures of governance, stewardship, or fiduciary responsibilities at the company;

•                  Failure to replace management as appropriate; or

•                  Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Board Responsiveness

Vote WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered on a CASE-by-CASE basis), if:

•                  The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•                  The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•                  The board failed to act on takeover offers where the majority of the shareholders tendered their shares; or

•                  At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Director Independence

Vote WITHHOLD/AGAINST Inside Directors and Affiliated Outside Directors (per the Categorization of Directors in the Summary Guidelines) when:

•                  The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•                  The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•                  The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

•                  The full board is less than majority independent.

Director Competence

Vote AGAINST or WITHHOLD from individual directors who:

•                  Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations. If the company provides meaningful public or private disclosure explaining the director’s absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:

• Degree to which absences were due to an unavoidable conflict;

• Pattern of absenteeism; and

• Other extraordinary circumstances underlying the director”s absence;

•                  Sit on more than six public company boards;

•                  Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards.

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•                  Long-term financial performance of the target company relative to its industry;

•                  Management’s track record;

•                  Background to the proxy contest;

•                  Qualifications of director nominees (both slates);

•                  Strategic plan of dissident slate and quality of critique against management;

•                  Likelihood that the proposed goals and objectives can be achieved (both slates);

•                  Stock ownership positions.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing features:

•                  Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

• presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

• serves as liaison between the chairman and the independent directors;

• approves information sent to the board;

• approves meeting agendas for the board;

• approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

• has the authority to call meetings of the independent directors;

• if requested by major shareholders, ensures that he is available for consultation and direct communication;

•                  Two-thirds independent board;

•                  All independent key committees;

•                  Established governance guidelines;

•                  A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group within the Russell 3000 only), unless there has been a change in the Chairman/CEO position within that time;

•                  The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

• Egregious compensation practices;

• Multiple related-party transactions or other issues putting director independence at risk;

• Corporate and/or management scandals;

• Excessive problematic corporate governance provisions; or

• Flagrant board or management actions with potential or realized negative impact on shareholders.

3. Shareholder Rights & Defenses:

Net Operating Loss (NOL) Protective Amendments

For management proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (“NOLs”), the following factors should be considered on a CASE-BY-CASE basis:

•                  The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing five-percent holder);

•                  The value of the NOLs;

•                  Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

•                  The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•                  Any other factors that may be applicable.

Poison Pills- Shareholder Proposals to put Pill to a Vote and/or Adopt a Pill Policy

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•                  Shareholders have approved the adoption of the plan; or

•                  The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote FOR the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•                  No lower than a 20% trigger, flip-in or flip-over;

•                  A term of no more than three years;

•                  No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•                  Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals to ratify a Pill to preserve Net Operating Losses (NOLs)

Vote CASE-BY-CASE on management proposals for poison pill ratification. For management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOLs”), the following factors are considered on a CASE-BY-CASE basis:

•                  The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5%);

•                  The value of the NOLs;

•                  The term;

•                  Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•                  The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•                  Any other factors that may be applicable.

Shareholder Ability to Call Special Meetings

Vote AGAINST management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

•                  Shareholders’ current right to call special meetings;

•                  Minimum ownership threshold necessary to call special meetings (10% preferred);

•                  The inclusion of exclusionary or prohibitive language;

•                  Investor ownership structure; and

•                  Shareholder support of and management’s response to previous shareholder proposals.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE, taking into account:

•                  Ownership structure;

•                  Quorum requirements; and

•                  Supermajority vote requirements.

4. Capital Restructuring:

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

•                  Past Board Performance:

• The company’s use of authorized shares during the last three years;

• One- and three-year total shareholder return; and

• The board’s governance structure and practices;

•                  The Current Request:

• Disclosure in the proxy statement of the specific reasons for the proposed increase;

• The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model, which examines the company’s need for shares and its three-year total shareholder return; and

• Risks to shareholders of not approving the request.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights.

Preferred Stock

Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•                  Past Board Performance:

• The company’s use of authorized preferred shares during the last three years;

• One- and three-year total shareholder return; and

• The board’s governance structure and practices;

•                  The Current Request:

• Disclosure in the proxy statement of specific reasons for the proposed increase;

• In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model, which examines the company’s need for shares and three-year total shareholder return; and

• Whether the shares requested are blank check preferred shares, and whether they are declawed.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series that has superior voting rights.

Mergers and Acquisitions

Vote CASE—BY—CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•                  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•                  Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•                  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•                  Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•                  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The change-in-control figure presented in the “RMG Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•                  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

5. Compensation:

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1. Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2. Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3. Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4. Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5. Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•                  The total cost of the company’s equity plans is unreasonable;

•                  The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;

•                  The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards (see Pay-for-Performance);

•                  The company’s three year burn rate exceeds the greater of 2% or the mean plus one standard deviation of its industry group;

•                  Liberal Change of Control Definition: The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•                  The plan is a vehicle for problematic pay practices.

Other Compensation Proposals and Policies

Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)

In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices- dissatisfaction with compensation practices can be expressed by voting against the MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on which to express the dissatisfaction, then the secondary target will be members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal; then vote withhold or against compensation committee member (or, if the full board is deemed accountable, to all directors). If the negative factors impact equity-based plans, then vote AGAINST an equity-based plan proposal presented for shareholder approval.

Evaluate executive pay and practices, as well as certain aspects of outside director compensation, on a CASE-BY-CASE basis.

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

•                  There is a misalignment between CEO pay and company performance (pay for performance);

•                  The company maintains problematic pay practices;

•                  The board exhibits poor communication and responsiveness to shareholders.

Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:

•                  Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A). Consider the measures, goals, and target awards reported by the company for executives’ short- and long-term incentive awards: disclosure, explanation of their alignment with the company’s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;

•                  Evaluation of peer group benchmarking used to set target pay or award opportunities. Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives’ pay (e.g., median, 75th percentile, etc.,) to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to inappropriate peer group constituents (e.g., much larger companies) or targeting (e.g., above median); and

•                  Balance of performance-based versus non-performance-based pay. Consider the ratio of performance-based (not including plain vanilla stock options) vs. non-performance-based pay elements reported for the CEO’s latest reported fiscal year compensation, especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.

Pay for Performance

Evaluate the alignment of the CEO’s pay with performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term.

Focus on companies with sustained underperformance relative to peers, considering the following key factors:

•                  Whether a company’s one-year and three-year total shareholder returns (“TSR”) are in the bottom half of its industry group (i.e., four-digit GICS — Global Industry Classification Group); and

•                  Whether the total compensation of a CEO who has served at least two consecutive fiscal years is aligned with the company’s total shareholder return over time, including both recent and long-term periods.

If a company falls in the bottom half of its four-digit GICS, further analysis of the CD&A is required to better understand the various pay elements and whether they create or reinforce shareholder alignment. Also assess the CEO’s pay relative to the company’s TSR over a time horizon of at least five years. The most recent year-over-year increase or decrease in pay remains a key consideration, but there will be additional emphasis on the long term trend of CEO total compensation relative to shareholder return. Also consider the mix of performance-based compensation relative to total compensation. In general, standard stock options or time-vested restricted stock are not considered to be performance-based. If a company provides performance-based incentives to its executives, the company is highly encouraged to provide the complete disclosure of the performance measure and goals (hurdle rate) so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage.

 Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

•                  Problematic practices related to non-performance-based compensation elements;

•                  Incentives that may motivate excessive risk-taking; and

•                  Options Backdating.

Non-Performance based Compensation Elements

Companies adopt a variety of pay arrangements that may be acceptable in their particular industries, or unique for a particular situation, and all companies are reviewed on a case-by-case basis. However, there are certain adverse practices that are particularly contrary to a performance-based pay philosophy, including guaranteed pay and excessive or inappropriate non-performance-based pay elements.

While not exhaustive, this is the list of practices that carry greatest weight in this consideration and may result in negative vote recommendations on a stand-alone basis. For more details, please refer to RMG’s Compensation FAQ document: http://www.riskmetrics.com/policy/2010_compensation_FAQ:

•                  Multi-year guarantees for salary increases, non-performance based bonuses, and equity compensation;

•                  Including additional years of unworked service that result in significant additional benefits, without sufficient justification, or including long-term equity awards in the pension calculation;

•                  Perquisites for former and/or retired executives, and extraordinary relocation benefits (including home buyouts) for current executives;

•                  Change-in-control payments exceeding 3 times base salary and target bonus; change-in-control payments without job loss or substantial diminution of duties (“Single Triggers”); new or materially amended agreements that provide for “modified single triggers” (under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package); new or materially amended agreements that provide for an excise tax gross-up (including “modified gross-ups”);

•                  Tax Reimbursements related to executive perquisites or other payments such as personal use of corporate aircraft, executive life insurance, bonus, etc; (see also excise tax gross-ups above)

•                  Dividends or dividend equivalents paid on unvested performance shares or units;

•                  Executives using company stock in hedging activities, such as “cashless” collars, forward sales, equity swaps or other similar arrangements; or

•                  Repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval (including cash buyouts and voluntary surrender/subsequent regrant of underwater options).

Incentives that may Motivate Excessive Risk-Taking

Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:

•                  Guaranteed bonuses;

•                  A single performance metric used for short- and long-term plans;

•                  Lucrative severance packages;

•                  High pay opportunities relative to industry peers;

•                  Disproportionate supplemental pensions; or

•                  Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

Vote CASE-by-CASE on options backdating issues. Generally, when a company has recently practiced options backdating, WITHHOLD from or vote AGAINST the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. When deciding on votes on compensation committee members who oversaw questionable options grant practices or current compensation committee members who fail to respond to the issue proactively, consider several factors, including, but not limited to, the following:

•                  Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•                  Duration of options backdating;

•                  Size of restatement due to options backdating;

•                  Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•                  Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

A CASE-by-CASE analysis approach allows distinctions to be made between companies that had “sloppy” plan administration versus those that acted deliberately and/or committed fraud, as well as those companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.

Board Communications and Responsiveness

Consider the following factors on a CASE-BY-CASE basis when evaluating ballot items related to executive pay:

•                  Poor disclosure practices, including:

• Unclear explanation of how the CEO is involved in the pay setting process;

• Retrospective performance targets and methodology not discussed;

• Methodology for benchmarking practices and/or peer group not disclosed and explained.

•                  Board’s responsiveness to investor input and engagement on compensation issues, for example:

• Failure to respond to majority-supported shareholder proposals on executive pay topics; or

• Failure to respond to concerns raised in connection with significant opposition to MSOP proposals.

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

•                  Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•                  Rationale for the re-pricing—was the stock price decline beyond management’s control?

•                  Is this a value-for-value exchange?

•                  Are surrendered stock options added back to the plan reserve?

•                  Option vesting—does the new option vest immediately or is there a black-out period?

•                  Term of the option—the term should remain the same as that of the replaced option;

•                  Exercise price—should be set at fair market or a premium to market;

•                  Participants—executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Recoup Bonuses

Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error. This is line with the clawback provision in the Trouble Asset Relief Program. Many companies have adopted policies that permit recoupment in cases where fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. RMG will take into consideration:

•                  If the company has adopted a formal recoupment bonus policy;

•                  If the company has chronic restatement history or material financial problems; or

•                  If the company’s policy substantially addresses the concerns raised by the proponent.

Stock Ownership or Holding Period Guidelines

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RMG favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

•                  Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

• Rigorous stock ownership guidelines, or

• A holding period requirement coupled with a significant long-term ownership requirement, or

• A meaningful retention ratio,

•                  Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

•                  Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

6. Social/Environmental Issues:

Overall Approach

When evaluating social and environmental shareholder proposals, RMG considers the following factors:

•                  Whether adoption of the proposal is likely to enhance or protect shareholder value;

•                  Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

•                  The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•                  Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

•                  Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•                  Whether the company’s analysis and voting recommendation to shareholders are persuasive;

•                  What other companies have done in response to the issue addressed in the proposal;

•                  Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•                  Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•                  Whether the subject of the proposal is best left to the discretion of the board;

•                  Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•                  Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Board Diversity

Generally vote FOR requests for reports on the company’s efforts to diversify the board, unless:

•                  The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

•                  The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote CASE-BY-CASE on proposals asking the company to increase the gender and racial minority representation on its board, taking into account:

•                  The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;

•                  The level of gender and racial minority representation that exists at the company’s industry peers;

•                  The company’s established process for addressing gender and racial minority board representation;

•                  Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

•                  The independence of the company’s nominating committee;

•                  The company uses an outside search firm to identify potential director nominees; and

•                  Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Greenhouse Gas (GHG) Emissions

Generally vote FOR proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

•                  The company already provides current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•                  The company’s level of disclosure is comparable to that of industry peers; and

•                  There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

•                  Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;

•                  Whether company disclosure lags behind industry peers;

•                  Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;

•                  The feasibility of reduction of GHGs given the company’s product line and current technology and;

•                  Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

Political Contributions and Trade Association Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•                  There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•                  The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:

•                  Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•                  The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

•                  The degree to which existing relevant policies and practices are disclosed;

•                  Whether or not existing relevant policies are consistent with internationally recognized standards;

•                  Whether company facilities and those of its suppliers are monitored and how;

•                  Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•                  Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•                  Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•                  The scope of the request; and

•                  Deviation from industry sector peer company standards and practices.

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

•                  The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

•                  The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

RiskMetrics Group’s International Proxy Voting Guidelines Summary

(Digest of Selected Key Guidelines)

December 31, 2009

1. Operational Items:

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•                  There are concerns about the accounts presented or audit procedures used; or

•                  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

•                  There are serious concerns about the accounts presented or the audit procedures used;

•                  The auditors are being changed without explanation; or

•                  Non-audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

•                  There are serious concerns about the statutory reports presented or the audit procedures used;

•                  Questions exist concerning any of the statutory auditors being appointed; or

•                  The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•                  The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•                  The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

2. Board of Directors:

Director Elections

Vote FOR management nominees in the election of directors, unless:

•                  Adequate disclosure has not been provided in a timely manner;

•                  There are clear concerns over questionable finances or restatements;

•                  There have been questionable transactions with conflicts of interest;

•                  There are any records of abuses against minority shareholder interests; or

•                  The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, on a committee, or the entire board, due to:

•                  Material failures of governance, stewardship, or fiduciary responsibilities at the company; or

•                  Failure to replace management as appropriate; or

•                  Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

•                  A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•                  Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•                  Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

3. Capital Structure:

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•                  The specific purpose of the increase (such as a share-based acquisition or merger) does not meet RMG guidelines for the purpose being proposed; or

•                  The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets RMG guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets RMG guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

Generally vote FOR share repurchase programs/market repurchase authorities, provided that the proposal meets the following parameters:

•                  Maximum volume: 10 percent for market repurchase within any single authority and 10 percent of outstanding shares to be kept in treasury (“on the shelf”);

•                  Duration does not exceed 18 months.

For markets that either generally do not specify the maximum duration of the authority or seek a duration beyond 18 months that is allowable under market specific legislation, RMG will assess the company’s historic practice. If there is evidence that a company has sought shareholder approval for the authority to repurchase shares on an annual basis, RMG will support the proposed authority.

In addition, vote AGAINST any proposal where:

•                  The repurchase can be used for takeover defenses;

•                  There is clear evidence of abuse;

•                  There is no safeguard against selective buybacks;

•                  Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

RMG may support share repurchase plans in excess of 10 percent volume under exceptional circumstances, such as one-off company specific events (e.g. capital re-structuring). Such proposals will be assessed case-by-case based on merits, which should be clearly disclosed in the annual report, provided that following conditions are met:

•                  The overall balance of the proposed plan seems to be clearly in shareholders’ interests;

•                  The plan still respects the 10 percent maximum of shares to be kept in treasury.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

4. Other Items:

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis, RMG reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•                  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, RMG places emphasis on the offer premium, market reaction, and strategic rationale.

•                  Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause RMG to scrutinize a deal more closely.

•                  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•                  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? RMG will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•                  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis.

In evaluating resolutions that seek shareholder approval on related party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

•                  the parties on either side of the transaction;

•                  the nature of the asset to be transferred/service to be provided;

•                  the pricing of the transaction (and any associated professional valuation);

•                  the views of independent directors (where provided);

•                  the views of an independent financial adviser (where appointed);

•                  whether any entities party to the transaction (including advisers) is conflicted; and

•                  the stated rationale for the transaction, including discussions of timing.

If there is a transaction that RMG deemed problematic and that was not put to a shareholder vote, RMG may recommend against the election of the director involved in the related-party transaction or the full board.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

Item 8—Portfolio Managers of Closed-End Management Investment Companies

(a)(1)      Chris J. Neuharth, CFA, Jason J. O’Brien, CFA, and John T. Fruit, CFA, co-manage the registrant’s portfolio.  Mr. Neuharth is responsible for the overall management of the portfolio.  Mr. O’Brien is responsible for the management of the mortgage-backed securities portion of the portfolio. Mr. Fruit is responsible for the management of the high-yield portion of the registrant’s portfolio.

Mr. Neuharth, Senior Fixed-Income Portfolio Manager, began working in the financial industry in 1981 and rejoined FAF Advisor, Inc. (the “Adviser”) in 2000.

Mr. O’Brien, Fixed-Income Portfolio Manager, began working in the financial industry in 1993 when he joined the Adviser.

Mr. Fruit, Senior Fixed-Income Portfolio Manager, began working in the financial industry in 1988 and joined the Adviser in 2001.

(a)(2)      The following table shows, as of the fiscal year ended August 31, 2010, the number of other accounts each portfolio manager managed within each of the following categories and the total assets in the accounts managed within each category. The table also shows the number of accounts and the total assets in the accounts, if any, with respect to which the advisory fee is based on the performance of the account.

Portfolio Manager	Type of Account Managed	Total Number of Accounts	Total Assets of All Accounts	Accounts Subject to Performance- Based Fee	Total Assets Subject to Performance Based Fee
John T. Fruit	Registered Investment Company	1	$421.7 million	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Chris J. Neuharth	Registered Investment Company	3	$2.2 billion	0	$0
	Other Pooled Investment Vehicles	1	$900 million	0	$0
	Other Accounts	9	$980 million	0	$0

Jason J. O’Brien	Registered Investment Company	5	$218 million	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

The registrant’s portfolio managers often manage multiple accounts.  The Adviser has adopted policies and procedures regarding brokerage and trade allocation and allocation of investment opportunities that it believes are reasonably designed to address potential conflicts of interest associated with managing multiple accounts for multiple clients.

(a)(3)      Portfolio manager compensation consists primarily of base pay, an annual cash incentive and long term incentive payments.

Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Portfolio managers are paid an annual incentive based upon investment performance, generally over the past one- and three-year periods unless the portfolio manager’s tenure is shorter.  The maximum potential annual cash incentive is equal to a multiple of base pay, determined based upon the particular portfolio manager’s performance and experience, and market levels of base pay for such position.

The portion of the maximum potential annual cash incentive that is paid out is based upon performance relative to the portfolio’s blended benchmark (25% Lehman High Yield Index/75% Lehman Government Mortgage Index). Generally, the threshold for payment of an annual cash incentive is blended benchmark performance and the maximum annual cash incentive is attained at a spread over the blended benchmark which the Adviser believes will, over time, deliver top quartile performance.

Investment performance is measured on a pre-tax basis, gross of fees for registrant results and for the Lipper industry peer group.

Long term incentive payments are paid to portfolio managers on an annual basis based upon general performance and expected contributions to the success of the Adviser.  Long-term incentive payments are comprised of two components: (i) performance equity units of the Adviser and (ii) U.S. Bancorp options and restricted stock.

There are generally no differences between the methods used to determine compensation with respect to the registrant and the other accounts managed by the registrant’s portfolio managers.

(a)(4)      The following table shows the dollar range of equity securities in the registrant beneficially owned by the portfolio manager as of the fiscal year ended August 31, 2010.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Registrant
John T. Fruit	$0
Chris J. Neuharth	$10,000 - $50,000
Jason O’Brien	$0

(b)                     Not applicable.

Item 9—Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Neither the registrant nor any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), purchased any shares or other units of any class of the registrant’s equity securities that is registered pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 10—Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this item.

Item 11—Controls and Procedures

(a)                     The registrant’s principal executive officer and principal financial officer have evaluated the effectiveness of the registrant’s disclosure controls and procedures within 90 days of the date of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b)                     There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12—Exhibits

(a)(1)      Not applicable. Registrant’s code of ethics is provided to any person upon request without charge.

(a)(2)      Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are filed as exhibits hereto.

(a)(3)  Not applicable.

(b)                     Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 are filed as exhibits hereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

American Income Fund, Inc.

By:	/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President

Date: October 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President

Date: October 29, 2010

By:	/s/ Charles D. Gariboldi, Jr.
Charles D. Gariboldi, Jr.
Treasurer

Date: October 29, 2010